UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

October 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 14, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2011.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed income securities. The Portfolio expects to invest in readily marketable fixed income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays Capital U.S. Aggregate Bond Index for the six- and 12-month periods ended October 31, 2011.

The Portfolio underperformed its benchmark for both the six- and 12-month periods, before sales charges. Within the Portfolio’s sector allocation, an underweight to Treasuries and overweight to investment grade corporates, as well as exposure to high yield corporates and bank loans, detracted for both periods. An overweight to commercial

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

mortgage-backed securities (“CMBS”) detracted for the six-month period. Within the Portfolio’s security selection, corporate and CMBS security selection detracted from performance for both periods. Corporate security selection in particular was a primary detractor for the six-month period. Credit default swap positions, held as a hedge against the Portfolio’s cash position, were a slight detractor for both periods.

The Portfolio utilized currency forwards during both periods for both hedging and non-hedging purposes. Overall currency positioning contributed positively for the 12-month period, and was a modest detractor for the six-month period. During both periods, the Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. The Portfolio’s overall yield curve positioning, specifically an overweight to the intermediate part of the yield curve where yields declined most, was a significant positive contributor for both the six- and 12-month periods.

Market Review and Investment Strategy

The global economic recovery that was underway slowed early in the year, resulting from a myriad of global events. Social unrest in North Africa and the Middle East, supply disruptions from the natural disaster in Japan and a spike in commodity prices, particularly oil, all provided headwinds for the global economy early in the year. During the six-month period ended October 31, 2011, renewed fears of a double-dip recession roiled the global capital markets, driving up risk aversion, sending equities sharply lower and widening credit spreads. Fiscal challenges—ranging from the contentious debate over the U.S. debt ceiling to the ongoing sovereign debt woes of Greece and the peripheral European nations—were at the forefront of investors’ worries. The mounting fear and uncertainty led to a spike in financial market volatility.

Fixed income markets posted solid positive absolute returns for the annual period. The broad investment-grade fixed income market posted positive returns every month with the exception of June, as investors preferred fixed income over equity assets. Non-government sectors generally outperformed in the first six months of the period, with Treasuries rallying toward the end of period as risk aversion set in and investors preferred safety. Although fixed income absolute returns were positive for the period, volatility was elevated and returns swung month to month between risk assets and safer Treasuries dependent on investors’ risk tolerance. Investors’ concerns over the health of the economy and worries emanating from the European sovereign debt crisis led to the exacerbated financial market volatility.

For the annual period, investment grade corporates and high yield corporates led positive returns, followed by agency mortgage-backed securities, CMBS and asset-backed

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

securities. Agency mortgage-backed securities were supported by government purchases while CMBS benefited from a stabilization of property fundamentals and investor appetite for yield. Corporate securities were helped by continued strong revenue and earnings growth. U.S. Treasury securities, which were in negative territory early in the period, rallied strongly in response to increased global uncertainties to post 5.27% for the annual period. During the period, government yields declined across the maturity spectrum.

Over the past several months, the U.S. Investment-Grade Core Fixed Income

Team (the “Team”) has reduced risk in the Portfolio, moving closer to the benchmark as global uncertainties have risen. The Portfolio is still holding a modest overweight in CMBS with a modest underweight in corporate bonds, and its corporate positions are well diversified in order to mitigate idiosyncratic risk. The Portfolio’s average duration is modestly lower than the benchmark, and the Team continues to maintain a concentration in intermediate maturity securities, where the steepness in yield curves is most extreme. As risk aversion abates and markets stabilize, the Team will be ready to move quickly to seize potential opportunities.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Interest Rate Risk (with Prepayment Risk): As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk.

These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio
Class A	3.06%	4.11%

Class B*	2.80%	3.50%

Class C	2.71%	3.40%

Advisor Class†	3.31%	4.43%

Class R†	2.96%	3.91%

Class K†	3.09%	4.17%

Class I†	3.31%	4.42%

Barclays Capital U.S. Aggregate Bond Index	4.98%	5.00%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/01 TO 10/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Intermediate Bond Portfolio Class A shares (from 10/31/01 to 10/31/11) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			1.77%
1 Year	4.11%	-0.33%
5 Years	6.04%	5.12%
10 Years	4.82%	4.37%

Class B Shares(a)			1.11%
1 Year	3.50%	0.50%
5 Years	5.32%	5.32%
10 Years	4.42%	4.42%

Class C Shares			1.15%
1 Year	3.40%	2.40%
5 Years	5.31%	5.31%
10 Years	4.11%	4.11%

Advisor Class Shares**			2.14%
1 Year	4.43%	4.43%
5 Years	6.37%	6.37%
10 Years	5.15%	5.15%

Class R Shares**			1.55%
1 Year	3.91%	3.91%
5 Years	5.82%	5.82%
Since Inception†	4.85%	4.85%

Class K Shares**			1.86%
1 Year	4.17%	4.17%
5 Years	6.09%	6.09%
Since Inception†	5.36%	5.36%

Class I Shares**			2.19%
1 Year	4.42%	4.42%
5 Years	6.39%	6.39%
Since Inception†	5.63%	5.63%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.11%, 1.88%, 1.83%, 0.80%, 1.37%, 1.09% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (exclusive of interest expense) to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2011.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	0.38%
5 Years	5.28%
10 Years	4.58%

Class B Shares(a)
1 Year	1.15%
5 Years	5.51%
10 Years	4.65%

Class C Shares
1 Year	3.16%
5 Years	5.48%
10 Years	4.32%

Advisor Class Shares*
1 Year	5.19%
5 Years	6.54%
10 Years	5.37%

Class R Shares*
1 Year	4.67%
5 Years	5.98%
Since Inception†	4.92%

Class K Shares*
1 Year	4.93%
5 Years	6.25%
Since Inception†	5.45%

Class I Shares*
1 Year	5.19%
5 Years	6.56%
Since Inception†	5.73%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,030.60	$4.35	0.85%
Hypothetical**	$1,000	$1,020.81	$4.33	0.85%
Class B
Actual	$1,000	$1,028.00	$7.87	1.55%
Hypothetical**	$1,000	$1,017.30	$7.83	1.55%
Class C
Actual	$1,000	$1,027.10	$7.87	1.55%
Hypothetical**	$1,000	$1,017.30	$7.83	1.55%
Advisor Class
Actual	$1,000	$1,033.10	$2.82	0.55%
Hypothetical**	$1,000	$1,022.31	$2.80	0.55%
Class R
Actual	$1,000	$1,029.60	$5.37	1.05%
Hypothetical**	$1,000	$1,019.80	$5.35	1.05%
Class K
Actual	$1,000	$1,030.90	$4.10	0.80%
Hypothetical**	$1,000	$1,021.06	$4.08	0.80%

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,033.10	$2.82	0.55%
Hypothetical**	$1,000	$1,022.31	$2.80	0.55%
*	Expenses are equal to the classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $548.0

*	All data are as of October 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2011

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 25.0%
United States – 25.0%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	8,899	$11,034,512
4.625%, 2/15/40		11,895	15,140,099
5.375%, 2/15/31		4,140	5,631,046
U.S. Treasury Notes 1.00%, 8/31/16		38,620	38,692,606
1.50%, 6/30/16		15,655	16,075,806
2.625%, 4/30/16-11/15/20		42,510	44,915,345
3.75%, 11/15/18		5,022	5,745,822

Total Governments - Treasuries (cost $129,470,898)			137,235,236

MORTGAGE PASS-THROUGH’S – 24.4%
Agency Fixed Rate 30-Year – 20.5%
Federal Home Loan Mortgage Corp. Gold 4.50%, 12/01/39		16,463	17,384,600
5.50%, 4/01/38		3,194	3,455,896
Series 2005 5.50%, 1/01/35		1,448	1,572,645
Series 2007 5.50%, 7/01/35		194	210,680
Federal National Mortgage Association 3.50%, TBA		8,035	8,169,963
4.00%, TBA		12,070	12,548,085
4.00%, 1/01/41		8,150	8,476,968
5.50%, 1/01/35-6/01/38		11,018	11,989,416
6.00%, 2/01/38-2/01/40		11,169	12,241,299
Series 2003 5.00%, 11/01/33		207	223,500
5.50%, 4/01/33-7/01/33		1,618	1,763,205
Series 2004 5.50%, 4/01/34-11/01/34		874	952,570
6.00%, 9/01/34		326	361,069
Series 2005 4.50%, 8/01/35		644	683,507
5.50%, 2/01/35		647	705,435
Series 2006 5.00%, 2/01/36		575	619,507
5.50%, 4/01/36		1,558	1,695,926
6.00%, 2/01/36		2,133	2,365,724
Series 2007 4.50%, 9/01/35		526	559,449
5.00%, 11/01/35-7/01/36		6,958	7,493,521
5.50%, 8/01/37		5,469	5,959,273
Series 2008 5.50%, 5/01/38		1,522	1,651,514

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.00%, 3/01/37-5/01/38	U.S.$	9,075	$9,973,683
Series 2010 6.00%, 4/01/40		1,012	1,109,104
Government National Mortgage Association Series 1999 8.15%, 9/15/20		169	190,575

			112,357,114

Agency Fixed Rate 15-Year – 2.5%
Federal National Mortgage Association 4.50%, TBA		3,459	3,682,214
4.50%, 3/01/25-6/01/26		8,863	9,428,280
Government National Mortgage Association Series 1997 8.00%, 3/15/12		9	8,927
Series 2001 7.50%, 12/15/14		453	470,797

			13,590,218

Agency ARMs – 1.4%
Federal Home Loan Mortgage Corp. 2.583%, 4/01/36(a)		2,047	2,168,446
Series 2006 2.409%, 3/01/34(a)		435	454,169
5.924%, 1/01/37(b)		124	130,021
Series 2007 5.671%, 1/01/37(b)		1,500	1,544,943
5.697%, 3/01/37(b)		1,414	1,500,846
Federal National Mortgage Association Series 2007 2.46%, 3/01/34(a)		1,487	1,555,137
3.201%, 8/01/37(a)		570	601,928

			7,955,490

Total Mortgage Pass-Through’s (cost $129,702,179)			133,902,822

CORPORATES - INVESTMENT GRADES – 20.7%
Industrial – 9.0%
Basic – 1.2%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		855	839,738
ArcelorMittal 6.125%, 6/01/18		1,470	1,509,866
ArcelorMittal USA, Inc. 6.50%, 4/15/14		150	157,822
Dow Chemical Co. (The) 7.60%, 5/15/14		462	524,280
8.55%, 5/15/19		490	636,554

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

International Paper Co. 5.30%, 4/01/15	U.S.$	235	$251,460
7.95%, 6/15/18		830	996,180
Packaging Corp. of America 5.75%, 8/01/13		870	933,219
PPG Industries, Inc. 5.75%, 3/15/13		578	613,394
Teck Resources Ltd. 6.00%, 8/15/40		90	98,801

			6,561,314

Capital Goods – 0.5%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		132	141,704
Owens Corning 6.50%, 12/01/16		955	1,029,129
Republic Services, Inc. 5.25%, 11/15/21		508	579,205
5.50%, 9/15/19		753	865,516

			2,615,554

Communications - Media – 1.9%
CBS Corp. 8.875%, 5/15/19		530	684,810
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,439	2,068,607
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		565	600,733
4.75%, 10/01/14		525	569,707
News America, Inc. 6.15%, 3/01/37		523	574,370
6.55%, 3/15/33		142	152,916
9.25%, 2/01/13		310	337,261
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,193	1,486,424
Time Warner Cable, Inc. 5.00%, 2/01/20		740	813,020
7.50%, 4/01/14		1,055	1,197,667
Time Warner Entertainment Co. LP 8.375%, 3/15/23		325	427,362
WPP Finance UK 8.00%, 9/15/14		1,185	1,354,709

			10,267,586

Communications - Telecommunications – 1.0%
American Tower Corp. 5.05%, 9/01/20		1,185	1,251,872
AT&T, Inc. 4.45%, 5/15/21		646	702,200
Telecom Italia Capital SA 6.175%, 6/18/14		1,150	1,168,169

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.375%, 11/15/33	U.S.$	110	$98,039
7.175%, 6/18/19		515	541,107
United States Cellular Corp. 6.70%, 12/15/33		1,560	1,510,812

			5,272,199

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,010	1,100,917

Consumer Cyclical - Entertainment – 0.7%
Time Warner, Inc. 4.70%, 1/15/21		600	648,097
7.625%, 4/15/31		1,285	1,652,055
Viacom, Inc. 5.625%, 9/15/19		1,230	1,411,515

			3,711,667

Consumer Cyclical - Other – 0.2%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		1,370	1,420,820

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		605	737,907

Consumer Non-Cyclical – 0.8%
Ahold Finance USA LLC 6.875%, 5/01/29		1,275	1,589,083
Beam, Inc. 3.00%, 6/01/12		810	819,817
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	136,187
5.875%, 5/15/13		965	1,014,849
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		310	330,902
Delhaize Group SA 5.875%, 2/01/14		335	367,048
Whirlpool Corp. 8.60%, 5/01/14		155	175,644

			4,433,530

Energy – 0.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16		296	340,168
6.45%, 9/15/36		401	464,834
Marathon Petroleum Corp. 3.50%, 3/01/16(c)		180	184,653
5.125%, 3/01/21(c)		306	330,708
Nabors Industries, Inc. 9.25%, 1/15/19		1,013	1,275,760

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Noble Energy, Inc. 8.25%, 3/01/19	U.S.$	1,232	$1,620,817
Noble Holding International Ltd. 4.90%, 8/01/20		108	117,139
Weatherford International Ltd./Bermuda 6.00%, 3/15/18		91	101,001
9.625%, 3/01/19		605	788,936

			5,224,016

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(c)		1,099	1,077,020

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	236,545
Computer Sciences Corp. 5.50%, 3/15/13		805	844,319
Motorola Solutions, Inc. 7.50%, 5/15/25		30	34,967
Xerox Corp. 8.25%, 5/15/14		1,250	1,423,141

			2,538,972

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		730	781,402
5.75%, 12/15/16		490	540,977

			1,322,379

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		1,490	1,504,407
Con-way, Inc. 6.70%, 5/01/34		871	850,170
Ryder System, Inc. 5.85%, 11/01/16		383	439,981
7.20%, 9/01/15		369	436,344

			3,230,902

			49,514,783

Financial Institutions – 8.8%
Banking – 5.1%
Bank of America Corp. 7.375%, 5/15/14		1,050	1,122,349
7.625%, 6/01/19		1,305	1,418,054
Series L 5.65%, 5/01/18		390	390,523
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		315	330,808
5.70%, 11/15/14		1,655	1,810,439
Citigroup, Inc. 6.50%, 8/19/13		1,015	1,075,236

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.50%, 5/22/19	U.S.$	1,495	$1,849,940
Compass Bank 5.50%, 4/01/20		1,339	1,247,040
Countrywide Financial Corp. 6.25%, 5/15/16		62	60,579
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21		376	379,536
6.00%, 6/15/20		1,430	1,506,007
7.50%, 2/15/19		990	1,118,479
JPMorgan Chase & Co. 4.40%, 7/22/20		1,165	1,179,676
Macquarie Group Ltd. 4.875%, 8/10/17(c)		1,475	1,424,882
Morgan Stanley 5.50%, 7/24/20		1,555	1,546,883
6.625%, 4/01/18		995	1,037,015
National Capital Trust II 5.486%, 3/23/15(c)		372	336,503
Nationwide Building Society 6.25%, 2/25/20(c)		1,415	1,470,076
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		1,140	1,203,793
Santander US Debt SA Unipersonal 2.991%, 10/07/13(c)		1,500	1,451,585
Shinhan Bank 4.125%, 10/04/16(c)		530	537,500
Societe Generale SA 2.50%, 1/15/14(c)		695	664,530
SouthTrust Corp. 5.80%, 6/15/14		1,470	1,579,816
UFJ Finance Aruba AEC 6.75%, 7/15/13		172	185,395
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		685	557,365
Union Bank NA 5.95%, 5/11/16		1,580	1,702,224
Wachovia Corp. 5.50%, 5/01/13		485	515,707

			27,701,940

Brokerage – 0.2%
Jefferies Group, Inc. 5.125%, 4/13/18		764	689,755
6.875%, 4/15/21		568	547,392

			1,237,147

Finance – 0.2%
SLM Corp. Series A 5.375%, 1/15/13-5/15/14		885	882,325

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 2.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16	U.S.$	650	$742,543
Allstate Corp. (The) 6.125%, 5/15/37		1,360	1,254,600
American International Group, Inc. 6.40%, 12/15/20		680	712,196
Assurant, Inc. 5.625%, 2/15/14		92	95,803
Coventry Health Care, Inc. 5.95%, 3/15/17		295	331,451
6.125%, 1/15/15		115	126,398
6.30%, 8/15/14		900	988,377
Genworth Financial, Inc. 6.515%, 5/22/18		1,274	1,149,720
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		700	888,353
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		280	280,523
5.50%, 3/30/20		726	744,372
Humana, Inc. 6.45%, 6/01/16		130	146,322
7.20%, 6/15/18		825	963,523
Lincoln National Corp. 8.75%, 7/01/19		361	440,454
Markel Corp. 7.125%, 9/30/19		684	783,954
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		710	1,071,331
Metlife Capital Trust IV 7.875%, 12/15/37(c)		590	624,601
MetLife, Inc. 7.717%, 2/15/19		358	448,921
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,190	1,460,060
Principal Financial Group, Inc. 7.875%, 5/15/14		900	1,023,568
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		420	394,352
XL Group PLC 5.25%, 9/15/14		824	874,137

			15,545,559

Other Finance – 0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		552	535,790
ORIX Corp. 4.71%, 4/27/15		1,345	1,379,715

			1,915,505

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.2%
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	U.S.$	845	$873,154

			48,155,630

Utility – 2.3%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		870	947,319
Ameren Corp. 8.875%, 5/15/14		770	871,146
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,150	1,181,423
FirstEnergy Corp. Series B 6.45%, 11/15/11		126	126,205
Series C 7.375%, 11/15/31		279	350,683
Nisource Finance Corp. 6.80%, 1/15/19		1,465	1,752,212
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)		283	301,829
TECO Finance, Inc. 4.00%, 3/15/16		310	326,356
5.15%, 3/15/20		380	415,743
Union Electric Co. 6.70%, 2/01/19		140	172,623
Wisconsin Energy Corp. 6.25%, 5/15/67		140	138,600

			6,584,139

Natural Gas – 1.1%
DCP Midstream LLC 5.35%, 3/15/20(c)		396	428,554
Energy Transfer Partners LP 6.70%, 7/01/18		411	458,134
7.50%, 7/01/38		909	1,043,576
EQT Corp. 8.125%, 6/01/19		689	819,796
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		527	540,108
TransCanada PipeLines Ltd. 6.35%, 5/15/67		1,670	1,702,021
Williams Partners LP 5.25%, 3/15/20		733	809,914

			5,802,103

			12,386,242

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.6%
Agencies - Not Government Guaranteed – 0.6%
Centrais Eletricas Brasileiras SA 5.75%, 10/27/21(c)	U.S.$	1,090	$1,128,150
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		977	1,051,496
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		925	924,075
Korea National Oil Corp. 4.00%, 10/27/16(c)		325	329,990

			3,433,711

Total Corporates - Investment Grades (cost $105,100,918)			113,490,366

AGENCIES – 8.5%
Agency Debentures – 8.5%
Federal Farm Credit Bank 0.275%, 9/20/12(b)		9,500	9,507,125
0.276%, 9/29/14(b)		13,510	13,507,784
Federal National Mortgage Association 0.273%, 10/18/12(b)		1,500	1,499,706
6.25%, 5/15/29		8,610	11,734,914
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		12,340	10,025,682

Total Agencies (cost $44,229,144)			46,275,211

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.0%
Non-Agency Fixed Rate CMBS – 3.0%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,130	2,284,738
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.817%, 6/15/38		2,850	3,110,889
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.28%, 4/10/37		775	449,500
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44		1,455	1,567,738
Series 2006-CB15, Class A4 5.814%, 6/12/43		2,335	2,522,400

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-CB16, Class A4 5.552%, 5/12/45	U.S.$	1,810	$1,971,856
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.902%, 6/12/46		220	248,767
Series 2006-4, Class AM 5.204%, 12/12/49		940	842,682
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,066,402
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.142%, 11/01/31(c)(d)(e)		13,601	235,565

Total Commercial Mortgage-Backed Securities (cost $15,038,452)			16,300,537

ASSET-BACKED SECURITIES – 2.7%
Autos - Fixed Rate – 1.0%
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15		658	657,971
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)	CAD	1,914	1,918,910
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14	U.S.$	1,862	1,861,832
Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15		751	751,326

			5,190,039

Credit Cards - Floating Rate – 0.9%
American Express Credit Account Master Trust Series 2011-1, Class A 0.412%, 4/17/17(b)		2,720	2,720,000
Citibank Omni Master Trust Series 2009-A8, Class A8 2.343%, 5/16/16(b)(c)		2,405	2,424,385

			5,144,385

Other ABS - Fixed Rate – 0.3%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,261	1,265,679
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		567	566,534

			1,832,213

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.3%
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.505%, 1/20/35(b)	U.S.$	122	$109,065
Series 2007-1, Class M1 0.625%, 3/20/36(b)		1,250	906,957
Series 2007-2, Class M1 0.555%, 7/20/36(b)		600	408,648

			1,424,670

Autos - Floating Rate – 0.1%
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.193%, 10/25/16(b)(c)		704	705,100

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.36%, 12/25/32		96	79,781
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		88	76,264
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		209	182,893
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(f)(g)		18	0

			338,938

Total Asset-Backed Securities (cost $15,259,761)			14,635,345

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $8,115,606)		7,733	8,149,428

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.1%
Non-Agency Fixed Rate – 0.7%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.027%, 5/25/35		1,388	1,175,057
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.461%, 5/25/36		1,298	558,619

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.668%, 7/25/36	U.S.$	1,516	$796,810
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32(d)		1,390	1,070,117
Series 2003-6A, Class B3 2.65%, 3/25/33(d)		790	89,241

			3,689,844

Non-Agency Floating Rate – 0.4%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.23%, 12/25/35(b)		115	70,451
Series 2006-OA14, Class 3A1 1.08%, 11/25/46(b)		2,237	1,008,020
Series 2007-OA3, Class M1 0.555%, 4/25/47(b)(d)		176	655
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.93%, 2/25/47(b)		1,743	941,622

			2,020,748

Non-Agency ARMs – 0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(b)		408	257,854

Agency Floating Rate – 0.0%
Government National Mortgage Association Series 2006-39 0.243%, 7/16/46(a)(e)		14,692	200,941

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.749%, 5/28/35		65	47,833

Total Collateralized Mortgage Obligations (cost $12,076,234)			6,217,220

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)		790	865,050

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,385	1,566,273

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(c)	U.S.$	1,175	$1,296,906

United Arab Emirates – 0.1%
MDC-GMTN B.V. 3.75%, 4/20/16(c)		520	537,711

Total Quasi-Sovereigns (cost $3,861,580)			4,265,940

CORPORATES - NON-INVESTMENT GRADES – 0.8%
Financial Institutions – 0.6%
Banking – 0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	340	329,556
BankAmerica Capital II Series 2 8.00%, 12/15/26	U.S.$	415	377,650
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		635	520,700

			1,227,906

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(h)		520	128,700
6.20%, 9/26/14(h)		615	156,825
7.875%, 11/01/09(h)		1,476	365,310
Series G 4.80%, 3/13/14(h)		79	19,552

			670,387

Insurance – 0.3%
ING Capital Funding Trust III Series 9 3.969%, 12/31/11(b)		825	698,960
XL Group PLC Series E 6.50%, 4/15/17		805	676,200

			1,375,160

			3,273,453

Industrial – 0.2%
Basic – 0.2%
Lyondell Chemical Co. 8.00%, 11/01/17		431	484,875

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States Steel Corp. 6.05%, 6/01/17	U.S.$	416	$386,880

			871,755

Total Corporates - Non-Investment Grades (cost $5,397,729)			4,145,208

SUPRANATIONALS – 0.7%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	3,890	2,285,648
European Investment Bank 5.125%, 5/30/17	U.S.$	1,490	1,766,426

Total Supranationals (cost $3,753,690)			4,052,074

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
United Kingdom – 0.5%
Royal Bank of Scotland PLC (The) 2.625%, 5/11/12(c) (cost $2,779,954)		2,780	2,810,338

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $1,383,187)		1,355	1,659,360

BANK LOANS – 0.2%
Utility – 0.1%
Electric – 0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 4.75%, 5/01/14(b)		852	772,954

Industrial – 0.1%
Communications - Media – 0.0%
Clear Channel Communications, Inc. 3.90%, 1/29/16(b)		163	127,682

Services – 0.0%
ServiceMaster Co., (The) 2.75%, 7/24/14(b)		6	5,634
2.75%-2.83%, 7/24/14(b)		59	56,571

			62,205

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Technology – 0.1%
SunGard Data Systems Inc. (Solar Capital Corp.) 3.89%-3.94%, 2/28/16(b)	U.S.$	349	$344,972

			534,859

Total Bank Loans (cost $1,346,079)			1,307,813

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
Citigroup Capital XII 8.50%(i) (cost $575,000)		23,000	588,570

SHORT-TERM INVESTMENTS – 14.8%
Investment Companies – 14.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(j) (cost $80,830,161)		80,830,161	80,830,161

Total Investments – 105.1% (cost $558,920,572)			575,865,629
Other assets less liabilities – (5.1)%			(27,883,552)

Net Assets – 100.0%			$547,982,077

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International:
Brazilian Real settling 11/03/11(1)	4,198	$2,382,719	$2,445,380	$62,661
Brazilian Real settling 11/03/11(1)	4,198	2,486,438	2,445,380	(41,058)

Sale Contracts
Barclarys Bank PLC Wholesale:
Canadian Dollar settling 11/30/11	1,911	1,891,955	1,916,468	(24,513)

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International:
Brazilian Real settling 11/03/11(1)	4,198	$2,486,438	$2,445,380	$41,058
Brazilian Real settling 11/03/11(1)	4,198	2,313,141	2,445,380	(132,239)
Brazilian Real settling 12/02/11	4,198	2,367,402	2,427,887	(60,485)
Westpac Banking Corporation:
Euro settling 11/17/11	769	1,055,440	1,063,852	(8,412)

				$(162,988)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2011	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services Inc.:
CDX-NAHYS17V1-5Y, 12/20/2016*	(5.00)%	6.57%		$9,850	$545,854	$926,857	$(381,003)
CDX-NAIGS17V1-5Y, 12/20/16*	(1.00)	1.21		16,220	143,779	310,581	(166,802)
ITRAXX-FINSENS16V1-5 Year Index, 12/20/16*	(1.00)	2.25	EUR	7,320	560,687	881,809	(321,122)

							$(868,927)

*	Termination date

(a)	Variable rate coupon, rate shown as of October 31, 2011.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2011.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the aggregate market value of these securities amounted to $34,079,590 or 6.2% of net assets.

(d)	Illiquid security.

(e)	IO – Interest Only

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of October 31, 2011, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,606	$0	0.00%

(g)	Fair valued.

(h)	Security is in default and is non-income producing.

(i)	Non-income producing security.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $478,090,411)	$495,035,468
Affiliated issuers (cost $80,830,161)	80,830,161	(a)
Cash	21,666
Foreign currencies, at value (cost $15,462)	15,288
Interest and dividends receivable	3,911,926
Premium paid on credit default swap contracts	2,119,247
Receivable for capital stock sold	947,079
Receivable for investment securities sold	880,339
Unrealized appreciation of forward currency exchange contracts	103,719
Other assets (see Note F)	310,598

Total assets	584,175,491

Liabilities
Payable for investment securities purchased	31,382,051
Collateral received from broker	1,440,000
Payable for capital stock redeemed	1,291,868
Unrealized depreciation on credit default swap contracts	868,927
Dividends payable	346,970
Unrealized depreciation of forward currency exchange contracts	266,707
Distribution fee payable	149,364
Advisory fee payable	132,054
Transfer Agent fee payable	48,177
Administrative fee payable	17,750
Accrued expenses	249,546

Total liabilities	36,193,414

Net Assets	$547,982,077

Composition of Net Assets
Capital stock, at par	$49,641
Additional paid-in capital	589,891,594
Undistributed net investment income	4,402,419
Accumulated net realized loss on investment and foreign currency transactions	(62,463,011)
Net unrealized appreciation on investments, foreign currency denominated assets and liabilities and other assets	16,101,434

	$547,982,077

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$381,577,140	34,562,085	$11.04	*

B	$11,103,766	1,005,301	$11.05

C	$62,146,676	5,639,712	$11.02

Advisor	$88,402,255	8,003,771	$11.05

R	$1,168,404	105,827	$11.04

K	$2,868,534	259,644	$11.05

I	$715,302	64,703	$11.06

*	The maximum offering price per share for Class A shares was $11.53 which reflects a sales charge of 4.25%.

(a)	Includes investment of cash collateral of $1,440,000 received from broker for credit default swap contracts.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2011

Investment Income
Interest	$23,390,333
Dividends
Unaffiliated issuers	48,875
Affiliated issuers	32,930	$23,472,138

Expenses
Advisory fee (see Note B)	2,477,246
Distribution fee—Class A	1,164,669
Distribution fee—Class B	132,749
Distribution fee—Class C	608,870
Distribution fee—Class R	4,350
Distribution fee—Class K	9,218
Transfer agency—Class A	551,828
Transfer agency—Class B	26,385
Transfer agency—Class C	94,196
Transfer agency—Advisor Class	117,545
Transfer agency—Class R	2,262
Transfer agency—Class K	7,374
Transfer agency—Class I	1,271
Custodian	210,262
Registration fees	126,497
Administrative	66,498
Printing	54,085
Audit	47,859
Legal	39,931
Directors’ fees	9,893
Miscellaneous	24,113

Total expenses	5,777,101
Less: expenses waived and reimbursed by the Adviser (see Note B)	(829,500)

Net expenses		4,947,601

Net investment income		18,524,537

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		11,673,399
Futures contracts		20,587
Swap contracts		(22,262)
Foreign currency transactions		166,903
Net change in unrealized appreciation/depreciation of:
Investments		(8,539,082)
Futures contracts		(145,998)
Swap contracts		(868,927)
Foreign currency denominated assets and liabilities and other assets		(148,070)

Net gain on investment and foreign currency transactions		2,136,550

Net Increase in Net Assets from Operations		$20,661,087

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,524,537	$22,527,856
Net realized gain on investment and foreign currency transactions	11,838,627	9,026,359
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(9,702,077)	29,314,219

Net increase in net assets from operations	20,661,087	60,868,434
Dividends to Shareholders from:
Net investment income
Class A	(13,589,921)	(16,561,657)
Class B	(373,781)	(626,368)
Class C	(1,708,102)	(2,112,596)
Advisor Class	(3,120,955)	(3,181,347)
Class R	(28,243)	(14,384)
Class K	(131,770)	(179,089)
Class I	(40,701)	(74,493)
Capital Stock Transactions:
Net decrease	(50,771,470)	(16,039,225)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	168,359

Total increase (decrease)	(49,103,856)	22,247,634
Net Assets:
Beginning of period	597,085,933	574,838,299

End of period (including undistributed net investment income of $4,402,419 and $3,379,230, respectively)	$547,982,077	$597,085,933

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio. The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Notes to Financial Statements

4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2011:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$137,235,236		$	– 0	–	$137,235,236
Mortgage Pass-Through’s		– 0	–	133,902,822			– 0	–	133,902,822
Corporates – Investment Grades		– 0	–	113,490,366			– 0	–	113,490,366
Agencies		– 0	–	46,275,211			– 0	–	46,275,211
Commercial Mortgage-Backed Securities		– 0	–	11,941,953			4,358,584		16,300,537
Asset-Backed Securities		– 0	–	11,039,524			3,595,821		14,635,345
Inflation-Linked Securities		– 0	–	8,149,428			– 0	–	8,149,428
Collateralized Mortgage Obligations		– 0	–	248,774			5,968,446		6,217,220
Quasi-Sovereigns		– 0	–	4,265,940			– 0	–	4,265,940
Corporates – Non-Investment Grades		– 0	–	4,145,208			– 0	–	4,145,208
Supranationals		– 0	–	4,052,074			– 0	–	4,052,074
Governments – Sovereign Agencies		– 0	–	2,810,338			– 0	–	2,810,338
Local Governments – Municipal Bonds		– 0	–	1,659,360			– 0	–	1,659,360
Bank Loans		– 0	–	– 0	–		1,307,813		1,307,813
Preferred Stocks		588,570		– 0	–		– 0	–	588,570
Short-Term Investments		80,830,161		– 0	–		– 0	–	80,830,161

Total Investments in Securities		81,418,731		479,216,234			15,230,664		575,865,629
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts		– 0	–	103,719			– 0	–	103,719
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(266,707)			– 0	–	(266,707)
Credit Default Swap Contracts		– 0	–	(868,927)			– 0	–	(868,927)

Total		$81,418,731		$478,184,319			$15,230,664		$574,833,714

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades			Bank Loans
Balance as of 10/31/10	$17,478,935			$2,488,011		$11,156,610
Accrued discounts/(premiums)	97,853			558		143,110
Realized gain (loss)	867,540			7,537		(85,029)
Change in unrealized appreciation/depreciation	(1,170,761)			(24,376)		(149,920)
Purchases	2,338,672			– 0	–	1,345,078
Sales	(15,253,655)			(571,492)		(11,102,036)
Transfers into Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(1,900,238)		– 0	–

Balance as of 10/30/11	$4,358,584		$	– 0	–	$1,307,813

Net change in unrealized appreciation/depreciation from Investments held as of 10/30/11*	$(352,345)		$	– 0	–	$(38,266)

	Collateralized Mortgage Obligations		Asset-Backed Securities			Total
Balance as of 10/31/10	$8,659,846			$1,752,202		$41,535,604
Accrued discounts/(premiums)	(1,161)			201		240,561
Realized gain (loss)	(923,200)			(70,636)		(203,788)
Change in unrealized appreciation/depreciation	1,063,918			522,902		241,763
Purchases	– 0	–		1,827,498		5,511,248
Sales	(2,830,957)			(436,346)		(30,194,486)
Transfers into Level 3	– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–	(1,900,238)

Balance as of 10/30/11	$5,968,446			$3,595,821		$15,230,664

Net change in unrealized appreciation/depreciation from Investments held as of 10/30/11*	$321,499			$341,584		$272,472

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2012 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2011, such reimbursement amounted to $829,500.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2011, such fee amounted to $66,498.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $500,201 for the year ended October 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $10,684 from the sale of Class A shares and received $4,601, $9,180 and $5,329 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2011.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2011 (000)	Dividend Income (000)
$51,510	$274,271	$244,951	$80,830	$33

Brokerage commissions paid on investment transactions for the year ended October 31, 2011 amounted to $1,773, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $839,503, $89,990 and $34,890 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$95,153,294	$214,539,202
U.S. government securities	515,487,583	435,295,901

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$559,138,390

Gross unrealized appreciation	$26,779,399
Gross unrealized depreciation	(10,052,160)

Net unrealized appreciation	$16,727,239

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended October 31, 2011, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2011, the Portfolio held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

to the buyer, resulting in a net loss to the Portfolio.

During the year ended October 31, 2011, the Portfolio held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2011, the Portfolio had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $868,927 at October 31, 2011.

At October 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$103,719	Unrealized depreciation of forward currency exchange contracts	$266,707

Credit contracts			Unrealized depreciation on credit default swap contracts	868,927

Total		$103,719		$1,135,634

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$1,251,068	$(218,788)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	311,566	(868,927)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(333,828)	– 0	–

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	20,587	(145,998)

Total		$1,249,393	$(1,233,713)

For the year ended October 31, 2011, the average monthly principal amount of foreign exchange contracts was $69,067,979. For seven months of the year, the average monthly notional amount of interest rate swaps was $32,990,000. For five months of the year, the average monthly original value of futures contracts was $34,137,899 and the average monthly notional amount of credit default swaps was $24,487,019.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31, 2011, the Portfolio earned drop income of $230,240 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2011, the average amount of reverse repurchase agreements outstanding was $112,685 and the daily weighted average interest rate was (0.49)%. During the period, the Portfolio received net interest payment from counterparties.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Class A
Shares sold	2,899,019	3,783,872	$31,699,852	$40,097,894

Shares issued in reinvestment of dividends	899,313	1,117,653	9,793,717	11,805,318

Shares converted from Class B	312,840	554,999	3,401,345	5,874,476

Shares redeemed	(7,606,304)	(8,189,358)	(82,758,220)	(86,447,781)

Net decrease	(3,495,132)	(2,732,834)	$(37,863,306)	$(28,670,093)

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Class B
Shares sold	164,104	333,372	$1,790,665	$3,532,916

Shares issued in reinvestment of dividends	30,903	51,669	336,321	544,881

Shares converted to Class A	(312,754)	(554,999)	(3,401,345)	(5,874,476)

Shares redeemed	(337,887)	(492,541)	(3,675,573)	(5,203,968)

Net decrease	(455,634)	(662,499)	$(4,949,932)	$(7,000,647)

Class C
Shares sold	916,125	1,138,306	$10,028,746	$12,010,339

Shares issued in reinvestment of dividends	117,553	151,425	1,277,698	1,596,358

Shares redeemed	(1,465,825)	(1,225,089)	(15,896,017)	(12,934,810)

Net increase (decrease)	(432,147)	64,642	$(4,589,573)	$671,887

Advisor Class
Shares sold	2,072,355	2,657,378	$22,795,526	$28,172,205

Shares issued in reinvestment of dividends	279,117	292,328	3,040,775	3,095,448

Shares redeemed	(2,536,553)	(825,457)	(27,472,513)	(8,719,645)

Net increase (decrease)	(185,081)	2,124,249	$(1,636,212)	$22,548,008

Class R
Shares sold	70,380	66,211	$765,280	$707,789

Shares issued in reinvestment of dividends	2,588	1,288	28,234	13,722

Shares redeemed	(36,220)	(13,641)	(392,662)	(144,888)

Net increase	36,748	53,858	$400,852	$576,623

Class K
Shares sold	138,633	83,823	$1,506,114	$882,061

Shares issued in reinvestment of dividends	12,302	17,010	134,067	179,761

Shares redeemed	(287,844)	(135,292)	(3,139,003)	(1,430,861)

Net decrease	(136,909)	(34,459)	$(1,498,822)	$(369,039)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Class I
Shares sold	13,178	36,758	$144,328	$400,172

Shares issued in reinvestment of dividends	3,809	7,135	41,484	74,723

Shares redeemed	(74,830)	(416,635)	(820,289)	(4,270,859)

Net decrease	(57,843)	(372,742)	$(634,477)	$(3,795,964)

For the year ended October 31, 2010, the Portfolio received $168,359 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $743,058. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of October 31, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $310,598 (41.80% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$18,993,473	$22,749,934

Total taxable distributions	18,993,473	22,749,934

Total distributions paid	$18,993,473	$22,749,934

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,723,665
Accumulated capital and other losses	(62,251,380	)(a)
Unrealized appreciation/(depreciation)	16,915,531	(b)

Total accumulated earnings/(deficit)	$(41,612,184	)(c)

(a)

On October 31, 2011, the Portfolio had a net capital loss carryforward for federal income tax purposes of $62,180,522 (of which approximately $58,874,284 was attributable to the purchase of net assets of AllianceBernstein Bond Fund -U.S. Government Portfolio) of which $17,593,762 expires in the year 2012, $12,682,229 expires in the year 2013, $19,419,566 expires in the year 2014, and $12,484,965 expires in the year 2015. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $10,141,161. As a result of the acquisition of U.S. Government Portfolio by the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. The Portfolio deferred straddle losses of $70,858 at October 31, 2011.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, the tax treatment of premium amortization, reclassifications on futures and swaps, and the tax treatment of proceeds from the sale of defaulted securities resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.37	.42	.44	.50	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	.70	1.53	(1.49)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.44	1.12	1.97	(.99)	.48

Less: Dividends
Dividends from net investment income	(.38)	(.42)	(.46)	(.48)	(.42)

Net asset value, end of period	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24

Total Return
Total investment return based on net asset value(d)	4.11%	11.17	%*	23.01	%*	(10.15	)%*	4.79	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$381,577	$418,023	$419,319	$360,606	$41,696
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85%	.91	%(e)	.89%	.85%	.98%
Expenses, net of waivers/ reimbursements, excluding interest expense and TALF administration fee	.85%	.85	%(e)	.85%	.85%	.98%
Expenses, before waivers/ reimbursements	1.00%	1.11	%(e)	1.11%	1.09%	1.54%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.00%	1.05	%(e)	1.07%	1.09%	1.54%
Net investment income(b)	3.42%	3.98	%(e)	4.71%	4.68%	4.13%
Portfolio turnover rate	115%	99%	95%	184%	173%

See footnote summary on page 59.

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.98	$ 10.28	$ 8.77	$ 10.23	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.30	.35	.38	.42	.35	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	.70	1.52	(1.47)	.05
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.38	1.05	1.90	(1.05)	.40

Less: Dividends
Dividends from net investment income	(.31)	(.35)	(.39)	(.41)	(.35)

Net asset value, end of period	$ 11.05	$ 10.98	$ 10.28	$ 8.77	$ 10.23

Total Return
Total investment return based on net asset value(d)	3.50%	10.40	%*	22.17	%*	(10.69	)%*	3.96	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,104	$16,048	$21,830	$31,207	$20,157
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.62	%(e)	1.58%	1.55%	1.66%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55%	1.55	%(e)	1.55%	1.55%	1.66%
Expenses, before waivers/reimbursements	1.75%	1.88	%(e)	1.87%	1.83%	2.29%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.75%	1.81	%(e)	1.84%	1.83%	2.29%
Net investment income(b)	2.73%	3.35	%(e)	4.07%	3.95%	3.46	%(f)
Portfolio turnover rate	115%	99%	95%	184%	173%

See footnote summary on page 59.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.96	$ 10.26	$ 8.75	$ 10.22	$ 10.16

Income From Investment Operations
Net investment income(a)(b)	.29	.35	.38	.43	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	.70	1.52	(1.49)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.36	1.05	1.90	(1.06)	.41

Less: Dividends
Dividends from net investment income	(.30)	(.35)	(.39)	(.41)	(.35)

Net asset value, end of period	$ 11.02	$ 10.96	$ 10.26	$ 8.75	$ 10.22

Total Return
Total investment return based on net asset value(d)	3.40%	10.42	%*	22.22	%*	(10.80	)%*	4.07	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,147	$66,568	$61,635	$51,708	$9,404
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.61	%(e)	1.59%	1.55%	1.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55%	1.55	%(e)	1.55%	1.55%	1.68%
Expenses, before waivers/reimbursements	1.71%	1.83	%(e)	1.82%	1.80%	2.27%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.71%	1.77	%(e)	1.78%	1.80%	2.27%
Net investment income(b)	2.72%	3.27	%(e)	4.02%	3.99%	3.45%
Portfolio turnover rate	115%	99%	95%	184%	173%

See footnote summary on page 59.

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.99	$ 10.28	$ 8.78	$ 10.24	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.40	.44	.47	.50	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	.73	1.51	(1.45)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.47	1.17	1.98	(.95)	.51

Less: Dividends
Dividends from net investment income	(.41)	(.46)	(.48)	(.51)	(.45)

Net asset value, end of period	$ 11.05	$ 10.99	$ 10.28	$ 8.78	$ 10.24

Total Return
Total investment return based on net asset value(d)	4.43%	11.59	%*	23.23	%*	(9.78	)%*	5.11	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,402	$89,981	$62,369	$33,139	$32,375
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55%	.60	%(e)	.60%	.55%	.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55%	.55	%(e)	.55%	.55%	.68%
Expenses, before waivers/reimbursements	.70%	.80	%(e)	.80%	.80%	1.25%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.70%	.75	%(e)	.76%	.80%	1.25%
Net investment income(b)	3.70%	4.19	%(e)	4.95%	4.98%	4.44%
Portfolio turnover rate	115%	99%	95%	184%	173%

See footnote summary on page 59.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.34	.37	.43	.46	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	.73	1.51	(1.47)	.02
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.42	1.10	1.94	(1.01)	.46

Less: Dividends
Dividends from net investment income	(.36)	(.40)	(.43)	(.46)	(.40)

Net asset value, end of period	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24

Total Return
Total investment return based on net asset value(d)	3.91%	10.94	%*	22.74	%*	(10.33	)%*	4.57	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,168	$759	$156	$73	$577
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.08	%(e)	1.11%	1.05%	1.18%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.05%	1.05	%(e)	1.05%	1.05%	1.18%
Expenses, before waivers/reimbursements	1.31%	1.37	%(e)	1.38%	1.25%	1.74%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.31%	1.34	%(e)	1.33%	1.25%	1.74%
Net investment income(b)	3.16%	3.49	%(e)	4.39%	4.45%	3.97%
Portfolio turnover rate	115%	99%	95%	184%	173%

See footnote summary on page 59.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.99	$ 10.29	$ 8.78	$ 10.25	$ 10.19

Income From Investment Operations
Net investment income(a)(b)	.38	.43	.45	.48	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	.70	1.52	(1.47)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.45	1.13	1.97	(.99)	.48

Less: Dividends
Dividends from net investment income	(.39)	(.43)	(.46)	(.48)	(.42)

Net asset value, end of period	$ 11.05	$ 10.99	$ 10.29	$ 8.78	$ 10.25

Total Return
Total investment return based on net asset value(d)	4.17%	11.21	%*	23.05	%*	(10.09	)%*	4.84	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,869	$4,359	$4,434	$3,784	$7,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.86	%(e)	.84%	.80%	.93%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.80%	.80	%(e)	.80%	.80%	.93%
Expenses, before waivers/reimbursements	1.01%	1.09	%(e)	1.05%	1.02%	1.53%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.01%	1.03	%(e)	1.01%	1.02%	1.53%
Net investment income(b)	3.49%	4.02	%(e)	4.76%	4.69%	4.39%
Portfolio turnover rate	115%	99%	95%	184%	173%

See footnote summary on page 59.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.00	$ 10.29	$ 8.78	$ 10.24	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.42	.49	.47	.50	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.68	1.52	(1.45)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.47	1.17	1.99	(.95)	.51

Less: Dividends
Dividends from net investment income	(.41)	(.46)	(.48)	(.51)	(.45)

Net asset value, end of period	$ 11.06	$ 11.00	$ 10.29	$ 8.78	$ 10.24

Total Return
Total investment return based on net asset value(d)	4.42%	11.59	%*	23.36	%*	(9.78	)%*	5.10	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$715	$1,348	$5,095	$5,115	$5,368
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55%	.67	%(e)	.59%	.55%	.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55%	.55	%(e)	.55%	.55%	.68%
Expenses, before waivers/reimbursements	.68%	.81	%(e)	.72%	.64%	1.09%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.68%	.69	%(e)	.68%	.64%	1.09%
Net investment income(b)	3.76%	4.60	%(e)	5.02%	4.98%	4.44%
Portfolio turnover rate	115%	99%	95%	184%	173%

See footnote summary on page 59.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007 by 0.01%, 0.01%, 0.21% and 0.61%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2011

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2011.

For foreign shareholders, 94.97% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and
Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 79 (1998)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	102	None

John H. Dobkin, # 69 (1998)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Shawn E. Keegan 40	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Alison M. Martier 54	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Douglas J. Peebles 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Greg J. Wilensky 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/11 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$542.4	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $82,651 (0.01% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (04/30/11)		Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.55 0.85 1.55 1.55 1.05 0.80 0.55	% % % % % % %	0.70 1.00 1.76 1.72 1.32 1.01 0.68	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

5	Annualized.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2011 net assets.7

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$542.4	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.217%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2011 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.8 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2011 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2011 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.217%	0.450%

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee,10,11 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.549	3/13

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.849	0.873	4/13	0.881	19/66

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010 relative to 2009.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $18,946, $2,076,151 and $21,054 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $552,804 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended July 31, 2011.20

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	5.74	5.93	5.27	8/13	31/84
3 year	8.26	8.39	7.95	8/13	26/74
5 year	6.43	6.88	6.45	9/11	33/63
10 year	5.16	5.62	5.16	7/10	22/43

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2011 Annualized Performance
						Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.74	8.16	6.38	5.14	5.63	4.58	0.66	10
Barclays Capital U.S. Aggregate Bond Index	4.44	7.05	6.57	5.68	6.18	3.77	0.93	10
Inception Date: July 1, 1999

18	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2011.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

NOTES

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1011

ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

October 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 14, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Inflation Strategy (the “Strategy”) for the annual reporting period ended October 31, 2011.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed income investments such as U.S. and non-U.S. government securities, corporate fixed income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade (“junk bonds”).

Inflation-protected securities are fixed income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swap agreements. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed income securities of any maturity and duration. If the rating of a fixed income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays Capital 1-10 Year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”).

The Strategy underperformed its benchmark and Lipper Average for both the six- and 12-month periods, before sales charges. For both periods, the Strategy’s exposure to investment-grade and high yield corporates, and commercial mortgage-backed securities (“CMBS”) detracted from performance. As part of the Strategy’s credit position, credit default swaps were held as a substitute for buying individual corporate bonds. During the 12-month period, credit default swap positions had a slightly negative impact on performance; there was no material impact for the six-month period.

Overall currency positioning contributed positively for the 12-month period and was a slight negative for the six-month period. The Strategy utilized currency forwards during both periods for hedging and non-hedging purposes. During both periods, the Strategy utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. Overall yield curve positioning, specifically an overweight to the intermediate part of the yield curve, was a positive contributor for both periods.

Market Review and Investment Strategy

The global economic recovery that was underway slowed early in the year, resulting from a myriad of global events. Social unrest in North Africa and the Middle East, supply disruptions from the natural disaster in Japan and a spike in commodity prices, particularly oil, all provided headwinds for the global economy early in the year. During the six-month period ended October 31, 2011, renewed fears of a double-dip recession roiled the global capital markets, driving up risk aversion, sending equities sharply lower and widening credit spreads. Fiscal

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

challenges—ranging from the contentious debate over the U.S. debt ceiling to the ongoing sovereign debt woes of Greece and the peripheral European nations—were at the forefront of investors’ worries. The mounting fear and uncertainty led to a spike in financial market volatility.

TIPS yields fell dramatically across the curve for the annual period. The rate shift resulted in positive absolute returns on TIPS securities with maturities beyond one year, with the benchmark returning a strong 7.02%. The combination of a rise in break-even inflation rates (i.e., the difference between the yield on TIPS and a comparable maturity Treasury bond), particularly in 1-10 year maturity TIPS, and the relatively high inflation accruals during the period, resulted in TIPS significantly outperforming Treasuries. TIPS in the 1-10 year maturity range outperformed comparable Treasury bonds by approximately 2.5%.

Other fixed income markets posted solid positive absolute returns for the annual period. In 2011 to date, the broad investment-grade fixed income market posted positive returns every month with the exception of June, as investors preferred fixed income over equity assets. The Barclays Capital U.S. Aggregate Bond Index, a widely used index of U.S. investment-grade bonds, returned 5.00% for the 12-month period. Non-government sectors generally outperformed in the first six months of the period, with Treasuries rallying toward the end of period as risk aversion set in and investors preferred safety. Although fixed income absolute returns were positive for the period, volatility was elevated and returns swung month to month between risk assets and safer Treasuries dependent on investors’ risk tolerance. Investor concerns over the health of the economy and worries emanating from the European sovereign debt crisis led to the exacerbated financial market volatility.

For the annual period, investment grade corporates and high yield corporates led positive returns, followed by agency mortgage-backed securities, CMBS and asset-backed securities. Agency mortgage-backed securities were supported by government purchases while CMBS benefited from a stabilization of property fundamentals and investor appetite for yield. Corporate securities were helped by continued strong revenue and earnings growth. U.S. Treasury securities, which were in negative territory early in the period, rallied strongly in response to increased global uncertainties to post 5.27% for the annual period. During the period, government yields declined across the maturity spectrum.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. For Class 1 shares, Click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Both the unmanaged Barclays Capital 1-10 Year TIPS Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Capital 1-10 Year TIPS Index represents the performance of Inflation-Protected securities issued by the U.S. Treasury. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Liquidity Risk: Liquidity risk involves the difficulty of purchasing or selling a security at an advantageous time or price.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

These risks are fully discussed in the Strategy’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Strategy
Class 1*	2.81%	6.01%

Class 2*	2.86%	6.01%

Class A	2.66%	5.75%

Class C	2.45%	5.03%

Advisor Class**	2.89%	6.07%

Class R**	2.60%	5.59%

Class K**	2.73%	5.75%

Class I**	2.95%	6.11%

Barclays Capital 1-10 Year TIPS Index	3.97%	7.02%

Lipper TIPS Fund Average	5.79%	7.31%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

1/26/10† TO 10/31/11

†	Since the Strategy’s inception on 1/26/10.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Strategy Class A shares (from 1/26/10 to 10/31/11) as compared to the performance of the Strategy’s composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class 1 Shares†
1 Year	6.01%	6.01%	2.29%
Since Inception**	7.07%	7.07%

Class 2 Shares†
1 Year	6.01%	6.01%	2.39%
Since Inception**	7.10%	7.10%

Class A Shares
1 Year	5.75%	1.23%	2.07%
Since Inception**	6.78%	4.20%

Class C Shares
1 Year	5.03%	4.03%	1.47%
Since Inception**	6.06%	6.06%

Advisor Class Shares††
1 Year	6.07%	6.07%	2.46%
Since Inception**	7.15%	7.15%

Class R Shares††
1 Year	5.59%	5.59%	1.68%
Since Inception**	6.62%	6.62%

Class K Shares††
1 Year	5.75%	5.75%	1.98%
Since Inception**	6.82%	6.82%

Class I Shares††
1 Year	6.11%	6.11%	2.32%
Since Inception**	7.16%	7.16%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 5.29%, 5.18%, 4.63%, 4.80%, 4.50%, 5.74%, 3.53% and 5.19% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.55%, 0.45%, 0.75%, 1.45%, 0.45%, 0.95%, 0.70% and 0.45% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2011.

**	Inception date: 1/26/10.

†	Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by Bernstein registered representatives. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

††	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class 1 Shares†
1 Year	6.24%
Since Inception*	6.47%

Class 2 Shares†
1 Year	6.22%
Since Inception*	6.50%

Class A Shares
1 Year	1.41%
Since Inception*	3.51%

Class C Shares
1 Year	4.08%
Since Inception*	5.37%

Advisor Class Shares††
1 Year	6.20%
Since Inception*	6.50%

Class R Shares††
1 Year	5.63%
Since Inception*	5.96%

Class K Shares††
1 Year	5.84%
Since Inception*	6.20%

Class I Shares††
1 Year	6.22%
Since Inception*	6.51%

*	Inception date: 1/26/10.

†	Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by Bernstein registered representatives. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

††	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,026.60	$3.93	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class C
Actual	$1,000	$1,024.50	$7.50	1.47%
Hypothetical**	$1,000	$1,017.80	$7.48	1.47%
Advisor Class
Actual	$1,000	$1,028.90	$2.45	0.48%
Hypothetical**	$1,000	$1,022.79	$2.45	0.48%
Class R
Actual	$1,000	$1,026.00	$4.95	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class K
Actual	$1,000	$1,027.30	$3.68	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Fund Expenses

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,029.50	$2.40	0.47%
Hypothetical**	$1,000	$1,022.84	$2.40	0.47%
Class 1
Actual	$1,000	$1,028.10	$2.96	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%
Class 2
Actual	$1,000	$1,028.60	$2.45	0.48%
Hypothetical**	$1,000	$1,022.79	$2.45	0.48%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $141.7

*	All data are as of October 31, 2011. The Strategy’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2011

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 95.7%
United States – 95.7%
U.S. Treasury Inflation Index 0.50%, 4/15/15 (TIPS)	U.S.$	1,735	$1,828,430
0.625%, 7/15/21 (TIPS)(a)		11,051	11,637,700
1.125%, 1/15/21 (TIPS)		4,385	4,822,302
1.25%, 7/15/20 (TIPS)(a)		9,696	10,796,189
1.375%, 7/15/18-1/15/20 (TIPS)		8,489	9,520,269
1.625%, 1/15/15-1/15/18 (TIPS)(a)		16,069	17,781,830
1.875%, 7/15/13-7/15/19 (TIPS)		25,851	28,540,826
2.00%, 1/15/14-1/15/16 (TIPS)		5,520	6,174,704
2.00%, 7/15/14 (TIPS)(a)		16,446	17,902,812
2.125%, 1/15/19 (TIPS)		4,758	5,590,390
2.375%, 1/15/17-1/15/25 (TIPS)		4,746	5,526,026
2.50%, 7/15/16 (TIPS)(a)		10,017	11,654,477
2.625%, 7/15/17 (TIPS)		3,230	3,846,656

Total Inflation-Linked Securities (cost $132,108,642)			135,622,611

CORPORATES - INVESTMENT GRADES – 10.1%
Financial Institutions – 4.7%
Banking – 2.0%
Bank of America Corp. 3.625%, 3/17/16		90	85,836
5.00%, 5/13/21		90	84,502
7.625%, 6/01/19		135	146,695
Bank of Scotland PLC 5.625%, 5/23/13	EUR	50	71,245
Barclays Bank PLC 5.125%, 1/08/20	U.S.$	100	104,058
5.45%, 9/12/12		150	154,224
Series 1 5.00%, 9/22/16		100	106,218
BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	50	69,317
BBVA US Senior SAU 3.25%, 5/16/14	U.S.$	265	258,273
Capital One Financial Corp. 5.25%, 2/21/17		150	161,462
Citigroup, Inc. 5.375%, 8/09/20		75	80,125
5.50%, 4/11/13		150	155,639
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		120	126,378
JPMorgan Chase & Co. 3.45%, 3/01/16		55	56,198
4.25%, 10/15/20		55	54,736

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.40%, 7/22/20	U.S.$	165	$167,078
6.40%, 5/15/38		50	60,214
Macquarie Group Ltd. 7.625%, 8/13/19(b)		65	68,067
Morgan Stanley 5.30%, 3/01/13		50	51,298
National Capital Trust II 5.486%, 3/23/15(b)		45	40,706
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		155	153,969
4.875%, 3/16/15		100	101,624
6.125%, 1/11/21		90	95,036
UBS AG/Stamford CT 5.875%, 7/15/16		145	149,791
Union Bank NA 5.95%, 5/11/16		250	269,339

			2,872,028

Brokerage – 0.2%
Jefferies Group, Inc. 5.125%, 4/13/18		272	245,567
6.875%, 4/15/21		54	52,041

			297,608

Finance – 0.1%
HSBC Finance Corp. 7.00%, 5/15/12		25	25,705
SLM Corp. Series A 5.375%, 1/15/13		155	155,775

			181,480

Insurance – 2.2%
Allstate Corp. (The) 6.125%, 5/15/37		37	34,132
American International Group, Inc. 6.40%, 12/15/20		205	214,706
Coventry Health Care, Inc. 5.45%, 6/15/21		235	257,544
Genworth Financial, Inc. 6.515%, 5/22/18		205	185,002
Hartford Financial Services Group, Inc. 5.50%, 3/30/20		24	24,607
6.10%, 10/01/41		165	156,105
Humana, Inc. 6.45%, 6/01/16		40	45,022
7.20%, 6/15/18		155	181,026
Lincoln National Corp. 8.75%, 7/01/19		175	213,517
Markel Corp. 7.125%, 9/30/19		289	331,232

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marsh & McLennan Cos., Inc. 5.375%, 7/15/14	U.S.$	207	$224,700
MetLife, Inc. 5.70%, 6/15/35		90	103,018
7.717%, 2/15/19		180	225,715
Nationwide Financial Services, Inc. 5.375%, 3/25/21(b)		165	164,389
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		125	153,368
Principal Financial Group, Inc. 7.875%, 5/15/14		120	136,476
Prudential Financial, Inc. 3.00%, 5/12/16		215	218,096
XL Group PLC 5.25%, 9/15/14		151	160,188

			3,028,843

Other Finance – 0.0%
ORIX Corp. 4.71%, 4/27/15		46	47,187

REITS – 0.2%
HCP, Inc. 5.375%, 2/01/21		214	219,785

			6,646,931

Industrial – 3.8%
Basic – 0.5%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		225	220,984
ArcelorMittal 5.50%, 3/01/21		110	106,295
6.125%, 6/01/18		205	210,559
Dow Chemical Co. (The) 7.60%, 5/15/14		25	28,370
8.55%, 5/15/19		67	87,039
Packaging Corp. of America 5.75%, 8/01/13		40	42,907

			696,154

Capital Goods – 0.1%
Republic Services, Inc. 3.80%, 5/15/18		8	8,365
5.25%, 11/15/21		150	171,025

			179,390

Communications - Media – 1.0%
CBS Corp. 5.75%, 4/15/20		185	209,263
8.875%, 5/15/19		25	32,302
Comcast Corp. 5.15%, 3/01/20		210	239,967

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

News America, Inc. 6.15%, 3/01/37	U.S.$	216	$237,216
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		45	56,068
Time Warner Cable, Inc. 4.125%, 2/15/21		180	186,601
5.00%, 2/01/20		35	38,454
7.50%, 4/01/14		70	79,466
8.75%, 2/14/19		25	32,517
WPP Finance UK 5.875%, 6/15/14		205	220,431

			1,332,285

Communications - Telecommunications – 0.6%
American Tower Corp. 5.05%, 9/01/20		35	36,975
Bell Canada 4.85%, 6/30/14	CAD	25	26,649
Deutsche Telekom International Finance BV 8.75%, 6/15/30	U.S.$	150	211,404
Koninklijke KPN NV 5.00%, 11/13/12	EUR	50	71,341
Telecom Italia Capital SA 5.25%, 10/01/15	U.S.$	145	141,201
7.175%, 6/18/19		170	178,618
United States Cellular Corp. 6.70%, 12/15/33		220	213,063

			879,251

Consumer Cyclical - Automotive – 0.0%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	32,700

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 5.625%, 9/15/19		80	91,806
6.25%, 4/30/16		120	138,455

			230,261

Consumer Cyclical - Other – 0.1%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		125	129,637

Consumer Non-Cyclical – 0.3%
Ahold Finance USA LLC 6.875%, 5/01/29		25	31,158
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		125	130,949
8.50%, 6/15/19		75	91,745
Delhaize Group SA 5.875%, 2/01/14		205	224,611

			478,463

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.5%
Marathon Petroleum Corp. 3.50%, 3/01/16(b)	U.S.$	9	$9,233
5.125%, 3/01/21(b)		15	16,211
Nabors Industries, Inc. 9.25%, 1/15/19		175	220,393
Noble Energy, Inc. 8.25%, 3/01/19		175	230,230
Valero Energy Corp. 6.125%, 2/01/20		80	91,863
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		70	91,282

			659,212

Technology – 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,630
Motorola Solutions, Inc. 7.50%, 5/15/25		195	227,288

Xerox Corp. 8.25%, 5/15/14		195	222,010

			456,928

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.25%, 10/01/14		35	37,464

Transportation - Services – 0.2%
Asciano Finance Ltd. 5.00%, 4/07/18(b)		47	49,968
Ryder System, Inc. 3.15%, 3/02/15		105	106,694
5.85%, 11/01/16		105	120,622
7.20%, 9/01/15		10	11,825

			289,109

			5,400,854

Utility – 1.3%
Electric – 0.7%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)		130	141,553
Constellation Energy Group, Inc. 5.15%, 12/01/20		215	220,875
FirstEnergy Solutions Corp. 6.05%, 8/15/21		80	90,566
6.80%, 8/15/39		80	93,048
Nisource Finance Corp. 6.125%, 3/01/22		95	109,579
6.15%, 3/01/13		125	132,504
6.80%, 1/15/19		75	89,704

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ohio Power Co. Series F 5.50%, 2/15/13	U.S.$	16	$16,745
TECO Finance, Inc. 4.00%, 3/15/16		45	47,374

			941,948

Natural Gas – 0.6%
DCP Midstream LLC 9.75%, 3/15/19(b)		20	26,262
Energy Transfer Partners LP 5.95%, 2/01/15		150	162,560
6.125%, 2/15/17		145	160,187
EQT Corp. 8.125%, 6/01/19		62	73,770
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		115	117,860
Spectra Energy Capital LLC 6.20%, 4/15/18		265	298,411
8.00%, 10/01/19		25	31,404

			870,454

			1,812,402

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		320	344,400
Petrobras International Finance Co. - PifCo 5.75%, 1/20/20		105	112,766

			457,166

Total Corporates - Investment Grades (cost $14,349,926)			14,317,353

ASSET-BACKED SECURITIES – 4.2%
Autos - Fixed Rate – 2.1%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		1,125	1,123,737
Series 2011-4, Class A2 0.92%, 3/09/15		200	199,902
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		320	319,793
Series 2011-B, Class A2 0.82%, 1/15/14		449	448,959
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(b)		187	186,848

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(b)	U.S.$	214	$213,795
Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15		189	189,082
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(b)		350	349,858

			3,031,974

Credit Cards - Floating Rate – 1.4%
American Express Credit Account Master Trust Series 2011-1, Class A 0.412%, 4/17/17(c)		680	680,000
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.793%, 1/15/17(c)		165	166,142
Series 2011-2, Class A 0.723%, 5/15/19(c)		580	580,079
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.995%, 12/18/14(b)(c)		480	479,183

			1,905,404

Autos - Floating Rate – 0.6%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.793%, 9/15/14(c)		690	696,669
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.493%, 11/17/14(b)(c)		160	159,925

			856,594

Other ABS - Fixed Rate – 0.1%
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		145	144,901

Total Asset-Backed Securities (cost $5,948,001)			5,938,873

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
Non-Agency Fixed Rate CMBS – 2.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		80	86,053
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.72%, 9/11/38		75	84,163

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	U.S.$	55	$58,996
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		380	413,064
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		530	567,058
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38		28	28,001
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		503	543,369
Series 2006-CB16, Class A4 5.552%, 5/12/45		80	87,154
Series 2007-LDPX, Class A3 5.42%, 1/15/49		435	462,231
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.321%, 6/15/29		70	75,916
Series 2006-C1, Class A4 5.156%, 2/15/31		38	42,064
Series 2006-C4, Class A4 5.87%, 6/15/38		60	67,058
Series 2007-C1, Class A4 5.424%, 2/15/40		290	308,320
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		25	27,264
Series 2007-9, Class A4 5.70%, 9/12/49		125	130,374

Total Commercial Mortgage-Backed Securities (cost $2,963,924)			2,981,085

MORTGAGE PASS-THROUGH’S – 1.5%
Agency Fixed Rate 30-Year – 1.5%
Federal National Mortgage Association 3.50%, 11/01/41 (cost $2,065,766)		2,020	2,053,930

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Australia – 0.0%
Suncorp-Metway Ltd. 1.903%, 7/16/12(b)(c)	U.S.$	45	$45,473

Netherlands – 0.2%
NIBC Bank NV 3.125%, 2/17/12	EUR	110	153,166
SNS Bank NV 2.875%, 1/30/12		110	152,791

			305,957

United Kingdom – 0.1%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	50	80,948
Yorkshire Building Society 2.00%, 3/30/12		50	80,689

			161,637

United States – 0.4%
Goldman Sachs Group, Inc. (The) - FDIC Insured 3.50%, 12/08/11	EUR	375	520,032

Total Governments - Sovereign Agencies (cost $971,632)			1,033,099

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Kazakhstan – 0.1%
KazMunayGas National Co. 7.00%, 5/05/20(b)	U.S.$	124	135,780

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		310	350,574

Russia – 0.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(b)		250	275,937

Total Quasi-Sovereigns (cost $760,649)			762,291

SUPRANATIONALS – 0.2%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	425	249,717
European Investment Bank 0.631%, 3/05/12(c)	U.S.$	50	50,055

Total Supranationals (cost $308,259)			299,772

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15	U.S.$	16	$16,400

Russia – 0.1%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(b)		79	94,119

Total Governments - Sovereign Bonds (cost $104,845)			110,519

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.556%, 12/25/35 (cost $1,831)		2	2,014

		Shares
SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09%(d) (cost $195,462)		195,462	195,462

Total Investments – 115.2% (cost $159,778,937)			163,317,009
Other assets less liabilities – (15.2)%			(21,597,013)

Net Assets – 100.0%			$141,719,996

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	14	December 2011	$1,984,797	$1,946,438	$38,359
U.S. T-Note 5 Yr Futures	18	December 2011	2,205,728	2,206,969	(1,241)
U.S. T-Note 10 Yr Futures	35	December 2011	4,535,614	4,517,188	18,426

					$55,544

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Brazilian Real settling 11/03/11	458	$259,746	$266,653	$6,907

Sale Contracts
State Street Bank and Trust Co.:
Brazilian Real settling 11/03/11	458	252,483	266,652	(14,169)
Brazilian Real settling 12/02/11	458	258,063	264,746	(6,683)
Euro settling 11/17/11	910	1,249,331	1,259,445	(10,114)
Great British Pound settling 11/09/11	102	157,002	163,384	(6,382)

				$(30,441)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,310	6/7/13	0.627%	3 Month LIBOR	$(24,810)
Barclays Bank PLC	1,000	11/17/13	1.059%	3 Month LIBOR	(14,238)
Deutsche Bank AG	910	10/13/21	3 Month LIBOR	2.352%	2,164
JPMorgan Chase Bank, N.A.	7,780	10/13/13	0.687%	3 Month LIBOR	(20,483)

					$(57,367)

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2011	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services Inc.:
ITRAXX-FINSENS16V1-5 Year Index, 12/20/16*	(1.00)%	2.25%	EUR	1,790	$137,108	$215,634	$(78,526)

Sale Contracts
Morgan Stanley Capital Services Inc.:
CDX-NAIGS17V1-5 Year Index, 12/20/16*	1.00	1.21		$3,090	(27,391)	(59,168)	31,777

							$(46,749)

*	Termination date

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity		U.S. $ Value at October 31, 2011
Bank of America†	0.11%	– 0	–	$12,684,532
Bank of America	0.23%	1/05/12		8,436,577

				$21,121,109

†	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on October 31, 2011.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $21,392,598.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the aggregate market value of these securities amounted to $3,338,349 or 2.4% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2011.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

Glossary:

ABS – Asset-Backed Securities

CMBS – Commercial Mortgage-Backed Securities

FDIC – Federal Deposit Insurance Corporation

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $159,583,475)	$163,121,547
Affiliated issuers (cost $195,462)	195,462
Cash	115,600	(a)
Receivable for capital stock sold	1,205,334
Interest receivable	896,092
Premium paid on credit default swap contracts	215,634
Unrealized appreciation on credit default swap contracts	31,777
Receivable due from Adviser	8,180
Unrealized appreciation of forward currency exchange contracts	6,907
Receivable for foreign currency transactions	4,477
Unrealized appreciation on interest rate swap contracts	2,164

Total assets	165,803,174

Liabilities
Due to custodian	1,668
Payable for reverse repurchase agreements	21,121,109
Payable for investment securities purchased and foreign currency transactions	2,072,796
Payable for capital stock redeemed	440,636
Unrealized depreciation on credit default swap contracts	78,526
Payable for variation margin on futures contracts	73,937
Unrealized depreciation on interest rate swap contracts	59,531
Premium received on credit default swap contracts	59,168
Unrealized depreciation of forward currency exchange contracts	37,348
Distribution fee payable	16,186
Accrued expenses	122,273

Total liabilities	24,083,178

Net Assets	$141,719,996

Composition of Net Assets
Capital stock, at par	$131,404
Additional paid-in capital	138,737,765
Undistributed net investment income	352,468
Accumulated net realized loss on investment and foreign currency transactions	(960,454)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,458,813

	$141,719,996

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,731,799	899,847	$10.81	*

C	$6,782,097	629,417	$10.78

Advisor	$2,325,336	214,783	$10.83

R	$488,387	45,272	$10.79

K	$565,554	52,394	$10.79

I	$75,950	7,046	$10.78

1	$105,201,204	9,755,595	$10.78

2	$16,549,669	1,536,095	$10.77

*	The maximum offering price per share for Class A shares was $11.29 which reflects a sales charge of 4.25%.

(a)	An amount of $115,600 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2011.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2011

Investment Income
Interest	$2,726,243
Dividends—Affiliated issuers	1,108	$2,727,351

Expenses
Advisory fee (see Note B)	340,213
Distribution fee—Class A	15,316
Distribution fee—Class C	56,248
Distribution fee—Class R	1,739
Distribution fee—Class K	1,221
Distribution fee—Class 1	39,558
Transfer agency—Class A	5,157
Transfer agency—Class C	6,622
Transfer agency—Advisor Class	1,924
Transfer agency—Class R	705
Transfer agency—Class K	748
Transfer agency—Class I	2
Transfer agency—Class 1	7,663
Transfer agency—Class 2	2,975
Registration fees	138,395
Custodian	131,338
Administrative	66,574
Amortization of offering expenses	63,052
Audit	53,698
Legal	47,253
Printing	40,757
Directors’ fees	13,029
Miscellaneous	4,081

Total expenses before interest expense	1,038,268
Interest expense	22,661

Total expenses	1,060,929
Less: expenses waived and reimbursed by the Adviser (see Note B)	(617,995)

Net expenses		442,934

Net investment income		2,284,417

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		144,613
Futures contracts		(679,693)
Swap contracts		(200,247)
Foreign currency transactions		(1,270)
Net change in unrealized appreciation/depreciation of:
Investments		2,690,876
Futures contracts		61,733
Swap contracts		(66,816)
Foreign currency denominated assets and liabilities		(13,116)

Net gain on investment and foreign currency transactions		1,936,080

Net Increase in Net Assets from Operations		$4,220,497

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,284,417	$192,729
Net realized loss on investment and foreign currency transactions	(736,597)	(68,001)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,672,677	786,136

Net increase in net assets from operations	4,220,497	910,864
Dividends and Distributions to Shareholders from
Net investment income
Class A	(157,776)	(6,913)
Class C	(134,028)	(6,337)
Advisor Class	(57,766)	(6,220)
Class R	(11,992)	(94)
Class K	(11,295)	(1,661)
Class I	(359)	(123)
Class 1	(1,251,995)	(116)
Class 2	(519,549)	(120,917)
Tax return of capital
Class A	– 0	–	(342)
Class C	– 0	–	(314)
Advisor Class	– 0	–	(308)
Class R	– 0	–	(5)
Class K	– 0	–	(82)
Class I	– 0	–	(6)
Class 1	– 0	–	(6)
Class 2	– 0	–	(5,989)
Capital Stock Transactions
Net increase	121,908,504	16,974,324

Total increase	123,984,241	17,735,755
Net Assets
Beginning of period	17,735,755	– 0	–

End of period (including undistributed net investment income of $352,468 and $4,829, respectively)	$141,719,996	$17,735,755

(a)	Commencement of operations.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2011

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$1,159,222
Interest expense paid	(22,661)
Operating expenses paid	(379,307)
Purchases of long-term investments	(167,368,826)
Proceeds from disposition of long-term investments	31,254,117
Proceeds from disposition of short-term investments, net	471,712
Payments on swap contracts, net	(367,854)
Variation margin paid on futures contracts, net	(545,467)

Net decrease in cash from operating activities		$(135,799,064)
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(1,591,387)
Subscriptions of capital stock, net	120,553,470
Increase in reverse repurchase agreements	16,839,722

Net increase in cash from financing activities		135,801,805
Effect of exchange rate on cash		104,297

Net increase in cash		107,038
Cash at beginning of period		6,894

Cash at end of period		$113,932

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$4,220,497
Adjustments:
Increase in interest and dividends receivable	$(719,976)
Net accretion of bond discount and amortization of bond premium	1,347,319
Inflation Index Adjustment	(2,195,472)
Increase in accrued expenses	40,966
Purchases of long-term investments	(167,368,826)
Proceeds from disposition of long-term investments	31,254,117
Proceeds from disposition of short-term investments, net	471,712
Payments on swap contracts, net	(367,854)
Variation margin paid on futures contracts, net	(545,467)
Net realized loss on investment and foreign currency transactions	736,597
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,672,677)

Total adjustments		(140,019,561)

Net decrease in cash from operating activities		$(135,799,064)

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio. The Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. This report relates only to the Bond Inflation Strategy Portfolio. The Bond Inflation Strategy Portfolio (the “Strategy”) offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Notes to Financial Statements

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2011:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$135,622,611		$	– 0	–	$135,622,611
Corporates – Investment Grades		– 0	–	14,317,353			– 0	–	14,317,353
Asset-Backed Securities		– 0	–	5,793,972			144,901		5,938,873
Commercial Mortgage-Backed Securities		– 0	–	2,542,391			438,694		2,981,085
Mortgage Pass-Through’s		– 0	–	2,053,930			– 0	–	2,053,930
Governments – Sovereign Agencies		– 0	–	1,033,099			– 0	–	1,033,099
Quasi-Sovereigns		– 0	–	762,291			– 0	–	762,291
Supranationals		– 0	–	299,772			– 0	–	299,772
Governments – Sovereign Bonds		– 0	–	110,519			– 0	–	110,519
Collateralized Mortgage Obligations		– 0	–	– 0	–		2,014		2,014
Short-Term Investments		195,462		– 0	–		– 0	–	195,462

Total Investments in Securities		195,462		162,535,938	+		585,609		163,317,009
Other Financial Instruments*:
Assets:
Futures Contracts		56,785		– 0	–		– 0	–	56,785 #
Forward Currency Exchange Contracts		– 0	–	6,907			– 0	–	6,907
Interest Rate Swap Contracts		– 0	–	2,164			– 0	–	2,164
Credit Default Swap Contracts		– 0	–	31,777			– 0	–	31,777
Liabilities:
Futures Contracts		(1,241)		– 0	–		– 0	–	(1,241)#
Forward Currency Exchange Contracts		– 0	–	(37,348)			– 0	–	(37,348)
Interest Rate Swap Contracts		– 0	–	(59,531)			– 0	–	(59,531)
Credit Default Swap Contracts		– 0	–	(78,526)			– 0	–	(78,526)

Total		$251,006		$162,401,381			$585,609		$163,237,996

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Asset- Backed Securities			Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/10	$	– 0	–	$120,523		$8,944
Accrued discounts/(premiums)		– 0	–	(1,522)		20
Realized gain (loss)		– 0	–	18,489		711
Change in unrealized appreciation/depreciation		– 0	–	(22,389)		(493)
Purchases		144,901		495,355		– 0	–
Sales		– 0	–	(171,762)		(7,168)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 10/31/11		$144,901		$438,694		$2,014

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*	$	– 0	–	$(3,145)		$(493)

	Total
Balance as of 10/31/10		$129,467
Accrued discounts/(premiums)		(1,502)
Realized gain (loss)		19,200
Change in unrealized appreciation/depreciation		(22,882)
Purchases		640,256
Sales		(178,930)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		– 0	–

Balance as of 10/31/11		$585,609

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*		$(3,638)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Notes to Financial Statements

of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $218,328 had been deferred and were amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until January 26, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above on or before January 26, 2013, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before March 1, 2012, after which it may be terminated by either party. For the year ended October 31, 2011, such reimbursement amounted to $551,421, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $66,574.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Notes to Financial Statements

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,888 for the year ended October 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $3,922 from the sale of Class A shares and received $858 and 4,992 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2011.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2011 (000)	Dividend Income (000)
$ 667	$75,611	$76,083	$195	$1

Brokerage commissions paid on investment transactions for the year ended October 31, 2011 amounted to $1,284, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class,

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $210,492, $13,871, $11,031 and $431,087 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$36,165,663	$14,889,708
U.S. government securities	131,990,967	16,345,411

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$159,779,353

Gross unrealized appreciation	$3,826,159
Gross unrealized depreciation	(288,503)

Net unrealized appreciation	$3,537,656

1. Derivative Financial Instruments

The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategy may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Strategy bears the market risk that arises

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Notes to Financial Statements

from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2011, the Strategy held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the year ended October 31, 2011, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Notes to Financial Statements

upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2011, the Strategy held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2011, the Strategy held credit default swap contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At October 31, 2011, the Strategy had a Sale Contract outstanding with a Maximum Payout Amount of $3,090,000, with net unrealized appreciation of $31,777, and a term of less than 6 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Strategy for the same reference obligation with the same counterparty.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

Documentation governing the Strategy swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2011, the Strategy had interest rate swap contracts and credit default swap contracts in net liability positions with net asset contingent features. The fair value of such interest rate contracts amounted to $59,531 and credit default swap contracts amounted to $46,749 at October 31, 2011.

At October 31, 2011, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,907		Unrealized depreciation of forward currency exchange contracts	$37,348

Credit contracts	Unrealized appreciation on credit default swap contracts	31,777		Unrealized depreciation on credit default swap contracts	78,526

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	2,164		Unrealized depreciation on interest rate swap contracts	59,531

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	55,544	*

Total		$96,392			$175,405

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$204,272	$(10,653)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(118,195)	(49,465)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(82,052)	(17,351)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(679,693)	61,733

Total		$(675,668)	$(15,736)

For the year ended October 31, 2011, the average monthly principal amount of foreign exchange contracts was $5,688,154, the average monthly original value of futures contracts was $6,061,870, the average monthly notional amount of interest rate swaps was $4,643,077 and the average monthly notional amount of credit default swaps was $3,539,673.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Notes to Financial Statements

the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Strategy. For the year ended October 31, 2011, the Strategy earned drop income of $3,676 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2011, the average amount of reverse repurchase agreements outstanding was $15,780,332 and the daily weighted average interest rate was 0.14%.

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010		Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010
Class A
Shares sold	1,032,165	206,876		$10,994,239	$2,101,534

Shares issued in reinvestment of dividends and distributions	10,506	601		111,667	6,053

Shares redeemed	(332,822)	(17,479)		(3,567,603)	(181,797)

Net increase	709,849	189,998		$7,538,303	$1,925,790

Class C
Shares sold	408,141	326,492		$4,291,840	$3,331,995

Shares issued in reinvestment of dividends and distributions	11,342	631		120,164	6,355

Shares redeemed	(111,834)	(5,355)		(1,193,140)	(54,442)

Net increase	307,649	321,768		$3,218,864	$3,283,908

Advisor Class
Shares sold	126,758	109,064		$1,352,392	$1,102,344

Shares issued in reinvestment of dividends and distributions	3,896	638		41,346	6,437

Shares redeemed	(20,362)	(5,211)		(218,302)	(52,876)

Net increase	110,292	104,491		$1,175,436	$1,055,905

Class R
Shares sold	51,419	1,000		$537,332	$10,000

Shares issued in reinvestment of dividends and distributions	1,103	– 0	–	11,705	– 0	–

Shares redeemed	(8,250)	– 0	–	(87,747)	– 0	–

Net increase	44,272	1,000		$461,290	$10,000

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Notes to Financial Statements

	Shares				Amount
	Year Ended October 31, 2011		January 26, 2010(a) to October 31, 2010		Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010
Class K
Shares sold	38,162		74,549		$406,275	$748,094

Shares issued in reinvestment of dividends and distributions	1,059		162		11,180	1,627

Shares redeemed	(61,443)		(95)		(629,566)	(1,000)

Net increase (decrease)	(22,222)		74,616		$(212,111)	$748,721

Class I
Shares sold	8,810		1,000		$94,772	$10,000

Shares issued in reinvestment of dividends and distributions	– 0	–(b)	– 0	–	1	– 0	–

Shares redeemed	(2,764)		– 0	–	(29,936)	– 0	–

Net increase	6,046		1,000		$64,837	$10,000

Class 1
Shares sold	10,366,559		1,000		$110,542,299	$10,000

Shares issued in reinvestment of dividends and distributions	4,503		– 0	–	47,964	– 0	–

Shares redeemed	(616,467)		– 0	–	(6,605,107)	– 0	–

Net increase	9,754,595		1,000		$103,985,156	$10,000

Class 2
Shares sold	1,614,483		993,000		$17,013,084	$9,930,000

Shares issued in reinvestment of dividends and distributions	19,819		– 0	–	209,346	– 0	–

Shares redeemed	(1,091,207)		– 0	–	(11,545,701)	– 0	–

Net increase	543,095		993,000		$5,676,729	$9,930,000

(a)	Commencement of operations.

(b)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its Strategy, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Notes to Financial Statements

has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011		2010
Distributions paid from:
Ordinary income	$2,144,760		$142,381

Total taxable distributions	2,144,760		142,381
Tax return of capital	– 0	–	7,052

Total distributions paid	$2,144,760		$149,433

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$275,693
Accumulated capital and other gains/losses	(904,494	)(a)
Unrealized appreciation/(depreciation)	3,499,054	(b)

Total accumulated earnings/(deficit)	$2,870,253	(c)

(a)

On October 31, 2011, the Strategy had a net capital loss carryforward of $904,494 which expires in the year 2019. To the extent future capital gains are offset by the capital loss carryforward, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to the tax deferral of losses on wash sales, the tax treatment of swap income, and the mark to market of forward foreign currency contracts and futures contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to amortization of offering costs.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, paydown reclassification, foreign currency reclassification, the tax treatment of organizational costs, and reclassifications on futures and swaps resulted in a net increase in undistributed net investment income, a net

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

increase in accumulated net realized loss on investment and foreign currency transactions, and a net increase in additional paid-in-capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.53	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.38	.14
Net realized and unrealized gain on investment and foreign currency transactions	.21	.47

Net increase in net asset value from operations	.59	.61

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.08)
Tax return of capital	– 0	–	(.00	)(d)

Total dividends and distributions	(.31)	(.08)

Net asset value, end of period	$ 10.81	$ 10.53

Total Return
Total investment return based on net asset value(e)	5.75%	6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,732	$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78%	.80	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	1.87%	4.63	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.83%	4.58	%(f)(g)
Net investment income(c)	3.59%	1.76	%(f)(g)
Portfolio turnover rate	38%	34%

See footnote summary on page 57.

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.30	.08
Net realized and unrealized gain on investment and foreign currency transactions	.22	.48

Net increase in net asset value from operations	.52	.56

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.06)
Tax return of capital	– 0	–	(.00	)(d)

Total dividends and distributions	(.24)	(.06)

Net asset value, end of period	$ 10.78	$ 10.50

Total Return
Total investment return based on net asset value(e)	5.03%	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,782	$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.50	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	1.45%	1.45	%(f)(g)
Expenses, before waivers/reimbursements	2.84%	4.80	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	2.80%	4.75	%(f)(g)
Net investment income(c)	2.82%	1.12	%(f)(g)
Portfolio turnover rate	38%	34%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.55	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.39	.17
Net realized and unrealized gain on investment and foreign currency transactions	.24	.47

Net increase in net asset value from operations	.63	.64

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.09)
Tax return of capital	– 0	–	(.00	)(d)

Total dividends and distributions	(.35)	(.09)

Net asset value, end of period	$ 10.83	$ 10.55

Total Return
Total investment return based on net asset value(e)	6.07%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,325	$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.49%	.50	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	1.80%	4.50	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.76%	4.44	%(f)(g)
Net investment income(c)	3.70%	2.13	%(f)(g)
Portfolio turnover rate	38%	34%

See footnote summary on page 57.

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.43	.12
Net realized and unrealized gain on investment and foreign currency transactions	.15	.48

Net increase in net asset value from operations	.58	.60

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.09)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.29)	(.10)

Net asset value, end of period	$ 10.79	$ 10.50

Total Return
Total investment return based on net asset value(e)	5.59%	6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$488	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98%	1.00	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.95%	.95	%(f)(g)
Expenses, before waivers/reimbursements	2.16%	5.74	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	2.13%	5.69	%(f)(g)
Net investment income(c)	4.16%	1.53	%(f)(g)
Portfolio turnover rate	38%	34%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.28	.09
Net realized and unrealized gain on investment and foreign currency transactions	.31	.53

Net increase in net asset value from operations	.59	.62

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.12)
Tax return of capital	– 0	–	(.00	)(d)

Total dividends and distributions	(.30)	(.12)

Net asset value, end of period	$ 10.79	$ 10.50

Total Return
Total investment return based on net asset value(e)	5.75%	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$566	$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.70%	.70	%(f)(g)
Expenses, before waivers/reimbursements	2.39%	3.53	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	2.34%	3.48	%(f)(g)
Net investment income(c)	2.76%	1.12	%(f)(g)
Portfolio turnover rate	38%	34%

See footnote summary on page 57.

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.16
Net realized and unrealized gain on investment and foreign currency transactions	.36	.48

Net increase in net asset value from operations	.63	.64

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.12)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.36)	(.13)

Net asset value, end of period	$ 10.78	$ 10.51

Total Return
Total investment return based on net asset value(e)	6.11%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.49	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	1.91%	5.19	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.86%	5.16	%(f)(g)
Net investment income(c)	3.67%	2.03	%(f)(g)
Portfolio turnover rate	38%	34%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.34	.15
Net realized and unrealized gain on investment and foreign currency transactions	.28	.48

Net increase in net asset value from operations	.62	.63

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.11)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.35)	(.12)

Net asset value, end of period	$ 10.78	$ 10.51

Total Return
Total investment return based on net asset value(e)	6.01%	6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,201	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.58%	.58	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.55%	.55	%(f)(g)
Expenses, before waivers/reimbursements	1.20%	5.29	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.18%	5.25	%(f)(g)
Net investment income(c)	3.24%	1.93	%(f)(g)
Portfolio turnover rate	38%	34%

See footnote summary on page 57.

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.39	.16
Net realized and unrealized gain on investment and foreign currency transactions	.23	.48

Net increase in net asset value from operations	.62	.64

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.12)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.36)	(.13)

Net asset value, end of period	$ 10.77	$ 10.51

Total Return
Total investment return based on net asset value(e)	6.01%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,550	$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.49%	.49	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	1.84%	5.18	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.80%	5.13	%(f)(g)
Net investment income(c)	3.73%	2.05	%(f)(g)
Portfolio turnover rate	38%	34%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) (the “Strategy”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Bond Inflation Strategy Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2011, the results of its operations and its cash flows for the year then ended, and changes in its net assets and the financial highlights for the year then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2011

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2011.

For foreign shareholders, 89.97% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2) , Vice President

Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 79 (1998)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	102	None

John H. Dobkin, # 69 (1998)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		102	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006.

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Rajen B. Jadav 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

Shawn E. Keegan 40	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

Douglas J. Peebles 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Greg J. Wilensky 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	69

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/11 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Strategy
High Income	$136.8	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Inflation Strategy

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $55,000 (0.42% of the Strategy’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

70	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (04/30/11)	Fiscal Year End
Bond Inflation Strategy	Advisor	0.45%	2.83%	October 31
	Class A	0.75%	3.11%
	Class C	1.45%	3.80%
	Class R	0.95%	3.58%
	Class K	0.70%	3.05%
	Class I	0.45%	2.68%
	Class 1	0.55%	3.22%
	Class 2	0.45%	2.65%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

5	Annualized.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	71

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2011 net assets.7

Strategy	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$136.8	TIPS Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.305%	0.500%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers.8 Lipper’s analysis included

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

72	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

the comparison of the Strategy’s contractual management fee,9,10 estimated at the approximate current asset level of the subject Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”) and the Strategy’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Bond Inflation Strategy	0.500	0.525	5/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Inflation Strategy	0.750	0.815	4/10	0.848	4/18

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	73

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2010 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $1,291, $12,218 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service

74	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $9,211 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	75

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 year performance return and rankings of the Strategy17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2011.19

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	10.19	10.98	10.79	8/10	17/24

Set forth below are the 1year and since inception net performance returns of the Strategy (in bold)20 versus its benchmark.21 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2011 Annualized Performance
			Annualized		Risk Period (Year)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Bond Inflation Strategy	9.89	8.11	3.65	2.53	1
Barclays Capital 1-10yr TIPS Index	9.63	7.78	3.25	2.69	1
Inception Date: January 26, 2010

17	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper. Lipper maintains its own database that includes the Strategy’s performance returns.

18	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

21	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2011.

22	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be regarded as better performing than a strategy with a lower Sharpe Ratio.

76	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	77

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

78	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	79

NOTES

80	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	81

NOTES

82	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	83

NOTES

84	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0151-1011

ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

October 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 15, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) for the annual period ended October 31, 2011.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the

Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

Investment Results

The table on page 5 shows the Strategy’s performance compared to its benchmark, the Barclays Capital 1-10 year Treasury Inflation-Protected Securities (TIPS) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”).

Class A shares of the Strategy underperformed their benchmark for both the six- and 12-month periods ended October 31, 2011, before sales charges. Class A shares underperformed the Lipper Average for the six-month period, but outperformed for the 12-month period. The objective of the Strategy is to maximize real (net of inflation) after-tax return without undue risk to principal. In pursuit of this objective, the Strategy invests in municipal bonds that are exempt from federal income tax and typically enters into derivatives, such as inflation swap agreements, in order to provide inflation protection. The result of this is generally less overall interest rate exposure.

As U.S. Treasury yields fell over the six- and 12-month periods, municipal securities had lower returns than U.S. Treasuries, causing the Strategy to underperform its benchmark. Furthermore, the Strategy had less interest rate risk than its benchmark, which detracted from performance as rates generally fell. Relative to the Lipper Average, an allocation to inflation swaps added to performance over the 12-month period as inflation came in higher than market expectations. However, recent market turmoil lowered the forecast of inflation implied by securities in the market and as a result inflation hedges detracted from the Strategy’s performance relative to the Lipper Average over the last six months.

Interest rate swaps were also used for hedging purposes and these had no material impact on performance for the six- or 12-month periods.

Market Review and Investment Strategy

Municipal bond markets drew strength from a very tight supply of issuance and continued improved tax collections, and having risen over the six-month period ended October 31, 2011, as investor panic concerning defaults sweeping the nation appeared to have subsided. New municipal bond issuance fell sharply in the first nine months of 2011, to the lowest level in a decade. Mayors and governors were reluctant to commit to large capital expenditures while they were slashing their operating budgets. Nevertheless, the need to issue bonds to fund critical capital improvements grew, which points to the likelihood of increased issuance ahead.

The Municipal Bond Investment Team (the “Team”) estimates that state tax revenues climbed to approximately 70% of their peak reached in September 2008 after the largest drop ever seen. For fiscal year 2012, revenues were conservatively projected by the states to increase by about 2% on average; a growth rate that the Team expects may be exceeded. State and local tax collections are highly correlated with the rate of economic growth. Uncertainty surrounding the

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

domestic economic outlook due to the deteriorating economic outlook for Europe, coupled with the fallout of the European debt crisis, worked together during the summer to cloud the outlook for tax collections going forward.

While the change in the tax collections of state and local governments is highly uncertain at the moment, the Team does not envision a rash of defaults should tax collections be less than expected. Most state and local governments made progress this summer in addressing their budget shortfalls going forward. States and municipalities continued to face their most serious fiscal difficulties since the Great Depression, but, in general, substantial progress was made during the summer to balance their budgets, reducing the risk of widespread defaults.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that some insurers may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2011, 12.8% of the Strategy’s total investments were in insured bonds and 0.4% of total investments were in insured pre-refunded/escrowed to maturity bonds.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The Barclays Capital 1-10 year TIPS Index does not reflect fees and expenses associated with the active management of a portfolio. The Barclays Capital 1-10 year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Municipal Market Risk: Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value.

Liquidity Risk: The difficulty of purchasing or selling a security at an advantageous time or price.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

These risks are more fully discussed in the Strategy’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Bond Inflation Strategy
Class 1*	1.53%	4.40%

Class 2*	1.57%	4.54%

Class A	1.42%	4.24%

Class C	1.09%	3.45%

Advisor Class**	1.57%	4.44%

Barclays Capital 1-10 Year TIPS Index	3.97%	7.02%

Lipper Intermediate Municipal Debt Funds Average	3.72%	3.04%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

1/26/10* TO 10/31/11

*	Inception date: 1/26/10.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Bond Inflation Strategy Class A shares (from 1/26/10 to 10/31/11) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns	SEC Yields**

Class 1 Shares†
1 Year	4.40%	4.40%	0.85%
Since Inception*	3.50%	3.50%

Class 2 Shares†
1 Year	4.54%	4.54%	0.94%
Since Inception*	3.63%	3.63%

Class A Shares
1 Year	4.24%	1.14%	0.69%
Since Inception*	3.37%	1.59%

Class C Shares
1 Year	3.45%	2.45%	0.02%
Since Inception*	2.66%	2.66%

Advisor Class Shares††
1 Year	4.44%	4.44%	1.00%
Since Inception*	3.64%	3.64%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.70%, 2.61%, 2.15%, 2.76%, and 1.57% for Class 1, Class 2, Class A, and Class C, Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, and 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 1/26/10.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2011.

†

Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by Bernstein registered representatives. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

††	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class 1 Shares†
1 Year	4.83%
Since Inception	3.67%

Class 2 Shares†
1 Year	4.88%
Since Inception	3.74%

Class A Shares
1 Year	1.44%
Since Inception	1.61%

Class C Shares
1 Year	2.88%
Since Inception	2.76%

Advisor Class Shares††
1 Year	4.97%
Since Inception	3.81%

*	Inception date: 1/26/10.

†

Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by Bernstein registered representatives. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

††

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,014.20	$4.06	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class C
Actual	$1,000	$1,010.90	$7.55	1.50%
Hypothetical**	$1,000	$1,017.69	$7.58	1.50%
Advisor Class
Actual	$1,000	$1,015.70	$2.54	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$1,015.30	$3.05	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$1,015.70	$2.54	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $285.4

*	All data are as of October 31, 2011. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.4%
Long-Term Municipal Bonds – 92.9%
Alabama – 0.4%
Alabama GO Series 2010D 4.00%, 6/01/13	$1,040	$1,097,127

Alaska – 1.4%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/17	400	451,820
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	3,140	3,510,237

		3,962,057

Arizona – 3.0%
Pima Cnty AZ Swr AGM 5.00%, 7/01/21	1,765	2,047,011
Pima Cnty AZ USD #1 GO 5.00%, 7/01/13	2,825	3,016,959
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	3,140	3,647,016

		8,710,986

Arkansas – 0.5%
Arkansas GO (Arkansas Federal Hwy Grant) 4.00%, 8/01/12	1,500	1,542,030

California – 5.5%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	1,225	1,306,022
Series 2011N 5.00%, 5/01/13	7,125	7,596,247
California GO 5.00%, 10/01/16	275	310,379
Series 2011A 5.00%, 10/01/20	5,000	5,569,750
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) NPFGC-RE Series 2006 32F 5.25%, 5/01/18	290	334,715
Series C 5.00%, 5/01/19	450	512,919

		15,630,032

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 2.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	$375	$414,263
Series 2011B 4.00%, 11/15/14	4,730	5,047,383
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/19	200	213,884
Regional Trnsp Dist CO (Denver Transit Partners) 5.25%, 7/15/24	440	440,880

		6,116,410

Connecticut – 0.6%
Connecticut GO Series 2005B 3.332%, 6/01/16(a)	1,750	1,728,808

District of Columbia – 0.6%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/13	1,495	1,603,477

Florida – 9.8%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	315	338,543
Series 2011A-1 5.00%, 6/01/15	1,720	1,851,580
NPFGC Series A 5.00%, 3/01/15	275	294,085
Florida Brd of Ed GO (Florida Go) Series 2011C 4.00%, 6/01/13	1,970	2,077,582
Florida Brd of Ed Lottery 4.00%, 7/01/12	2,140	2,190,226
5.00%, 7/01/13	1,000	1,071,230
Series 2010 C 5.00%, 7/01/16	550	627,017
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	665	703,257
Series 2010A 5.00%, 7/01/15	700	763,658

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	$2,890	$3,219,576
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	1,900	2,073,147
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13	3,055	3,269,766
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	420	447,749
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13	3,900	4,221,672
Jacksonville FL Sales Tax 5.00%, 10/01/20	1,720	1,900,738
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM 5.00%, 10/01/13	1,000	1,053,060
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	1,565	1,753,160

		27,856,046

Georgia – 4.8%
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/18	2,500	2,830,325
Catoosa Cnty GA SD GO 3.00%, 8/01/13	2,380	2,484,482
4.00%, 8/01/14	4,470	4,872,792
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/21	3,045	3,458,998

		13,646,597

Hawaii – 0.4%
Honolulu HI City & Cnty GO Series 2011A 5.00%, 8/01/26	1,035	1,180,552

Illinois – 6.0%
Chicago IL Brd of Ed GO 5.00%, 12/01/17	1,690	1,890,417

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL GO Series 2008A 5.25%, 1/01/21	$1,165	$1,256,289
Series 2010A 5.00%, 1/01/24	1,975	2,078,924
Chicago IL O’Hare Intl Arpt (O’hare Intl Arpt) 5.00%, 1/01/17	1,930	2,064,579
Chicago IL Transit Auth Fed Hwy Grant (Chicago Il Fed Hwy Grant) Series 2004A 5.25%, 6/01/15	2,425	2,674,581
Cook Cnty IL GO 5.00%, 11/15/25	2,200	2,319,284
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	160	160,310
Illinois GO Series 2010 5.00%, 1/01/18	500	554,370
Illinois Sales Tax 5.00%, 6/15/17†	1,450	1,663,368
Springfield ILL Metro San Dist Series 2011A 5.00%, 1/01/21	2,170	2,373,286

		17,035,408

Indiana – 2.8%
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,580,375
Indianapolis IN Loc Bond Bank (Indianapolis IN Arpt Auth) AMBAC 5.25%, 1/01/14	2,260	2,416,030

		7,996,405

Kansas – 0.0%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	180	108,355

Louisiana – 0.3%
Orleans Parish LA Par SD GO AGM 4.00%, 9/01/13	910	961,015

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 5.2%
Massachusetts GO AGM 5.50%, 3/01/16 (Pre-refunded/ETM)	$1,000	$1,017,190
AGM Series 2006C 4.651%, 11/01/19(a)	5,400	5,200,902
Massachusetts Spl Obl (Massachusetts Gas Tax) Series 2005A 4.737%, 6/01/20(a)	3,000	2,993,250
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/22-7/01/25	5,025	5,543,553

		14,754,895

Minnesota – 0.8%
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/21	1,295	1,444,288
Minnesota Pub Fac Auth (Minnesota Srf) Series 2010A 5.00%, 3/01/13	750	795,532

		2,239,820

Missouri – 2.2%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	5,900	6,176,533

Nevada – 0.5%
Clark Cnty NV Arpt (Mccarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	775	849,763
Clark Cnty NV SD GO NPFGC-RE Series 2005 A 5.00%, 6/15/18	450	495,900

		1,345,663

New Jersey – 1.5%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	480	545,328
Tobacco Settlement Fin Corp. NJ 6.75%, 6/01/39 (Pre-refunded/ETM)	3,440	3,780,319

		4,325,647

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 12.4%
Long Island Pwr Auth NY NPFGC Series 2006D 4.323%, 9/01/15(a)	$3,500	$3,482,780
New York NY GO AGM Series 2005K 3.625%, 8/01/16(a)	1,700	1,721,743
New York NY Mun Wtr Fin Auth 4.271%, 6/15/13(a)	500	506,550
5.00%, 6/15/26	3,875	4,362,863
New York St Dormitory Auth (New York St Pers Income Tax) 4.00%, 3/15/13	6,800	7,135,172
Series 2011C 5.00%, 3/15/25	3,000	3,397,590
Series 2011E 5.00%, 8/15/14	2,790	3,107,781
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/25	3,000	3,406,620
New York St Loc Govt Asst Corp. 0.105%, 4/01/17(a)(b)	1,475	1,368,928
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 4.00%, 4/01/13	6,720	7,051,296

		35,541,323

Ohio – 0.5%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	771,449
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	725	740,087

		1,511,536

Oregon – 1.8%
Tri-Cnty Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	4,605	5,061,678

Pennsylvania – 5.0%
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) AGM 5.00%, 6/01/19	2,250	2,551,320
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 8/01/19	475	538,090

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania GO NPFGC-RE 5.50%, 2/01/14	$5,290	$5,854,390
Series 2006 5.00%, 3/01/13	700	742,399
Philadelphia PA Gas Works Series 2011-1975 5.00%, 7/01/14	1,900	2,068,131
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/22	1,800	1,961,658
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	624,739

		14,340,727

Puerto Rico – 3.4%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	2,000	2,099,280
Series 2010AAA 5.25%, 7/01/21	1,830	1,977,864
Puerto Rico GO 5.25%, 7/01/14	2,970	3,174,158
Puerto Rico Govt Dev Bank 5.25%, 1/01/15	1,000	1,052,500
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 4.749%, 7/01/28(a)	1,500	1,088,475
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/16	275	300,149

		9,692,426

Texas – 12.5%
Conroe TX ISD GO 5.00%, 2/15/24-2/15/26	6,240	7,081,513
Garland TX GO Series 2010 5.00%, 2/15/26	500	561,915
Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	400	447,204
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	2,105	2,275,800

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Util Sys Series 20011E 5.00%, 11/15/13	$2,225	$2,423,982
Series 2011E 5.00%, 11/15/14	6,900	7,726,965
Katy TX ISD GO Series 2010 B 4.00%, 2/15/13	700	731,668
Lower Colorado River Auth TX 5.00%, 5/15/24	2,615	2,910,338
Midlothian TX ISD GO Series 2011B 2.25%, 8/01/51	5,000	5,166,000
San Antonio TX ISD GO 5.00%, 8/15/26	1,710	1,951,024
Texas GO 5.00%, 10/01/13	2,230	2,421,066
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(a)	655	658,694
Univ of Texas Series 2010A 5.00%, 8/15/22	1,070	1,253,259

		35,609,428

Virginia – 5.2%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25-4/01/26	6,000	6,742,140
Virginia Lease Pub Fac Series 2003A 5.00%, 8/01/13	3,525	3,804,004
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series 2011A 4.00%, 8/01/13	4,050	4,290,043

		14,836,187

Washington – 3.4%
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	3,305	3,687,620
Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/18	680	806,147
Series 2012A 5.00%, 7/01/13(c)	1,250	1,313,900

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

King Cnty WA Swr Series 2011B 5.00%, 1/01/14	$2,230	$2,429,250
Seattle WA GO Series 2010 4.00%, 8/01/12	700	719,565
Washington St GO Series 2009 B 5.00%, 1/01/22	710	830,565

		9,787,047

Wisconsin – 0.3%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Pre-refunded/ETM)	700	724,444

Total Long-Term Municipal Bonds (cost $262,001,700)		265,122,659

Short-Term Municipal Notes – 1.5%
Colorado – 0.9%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.15%, 7/01/36(d)	1,100	1,100,000
Series D 0.15%, 10/01/38(d)	1,340	1,340,000

		2,440,000

Louisiana – 0.3%
Louisiana Pub Fac Auth (Dynamic Fuel Systems, Inc.) Series 2008 0.14%, 10/01/33(d)	950	950,000

Washington – 0.3%
Washington St HFC (Tacoma Museum Art) 0.14%, 6/01/32(d)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $4,390,000)		4,390,000

Total Municipal Obligations (cost $266,391,700)		269,512,659

AGENCIES – 2.2%
Federal Home Loan Bank Series 656 5.375%, 5/18/16† (cost $6,030,227)	5,315	6,310,223

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $5,807,154)	5,807,154	$5,807,154

	Principal Amount (000)
U.S. Treasury Bill – 0.3%
U.S. Treasury Bill Zero Coupon, 2/02/12† (cost $729,976)	$730	729,976

Total Short-Term Investments (cost $6,537,130)		6,537,130

Total Investments – 98.9% (cost $278,959,057)		282,360,012
Other assets less liabilities – 1.1%		3,050,440

Net Assets – 100.0%		$285,410,452

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	9/28/12	1.09%	CPI	#	$324,851
Barclays Bank PLC	7,000	3/16/13	1.795%	CPI	#	80,456
Barclays Bank PLC	2,000	4/8/15	2.22%	CPI	#	(10,015)
Barclays Bank PLC	5,500	6/1/15	2.038%	CPI	#	35,231
Barclays Bank PLC	6,000	2/26/17	2.37%	CPI	#	(61,267)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI	#	61,130
Barclays Bank PLC	5,500	6/2/19	2.58%	CPI	#	(106,528)
Barclays Bank PLC	4,000	6/15/20	2.48%	CPI	#	(20,461)
Barclays Bank PLC	1,500	8/4/20	2.038%	CPI	#	22,904
Barclays Bank PLC	2,000	11/10/20	2.50%	CPI	#	3,756
Barclays Bank PLC	6,000	5/4/21	2.845%	CPI	#	(216,837)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	(103,519)
Citibank, N.A.	2,000	4/15/14	2.06%	CPI	#	4,264
Citibank, N.A.	10,000	5/4/16	2.71%	CPI	#	(255,612)
Deutsche Bank AG	16,300	6/30/14	1.998%	CPI	#	(61,177)
Deutsche Bank AG	14,200	7/21/14	2.155%	CPI	#	(139,094)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	(271,018)
Deutsche Bank AG	9,800	9/7/21	2.4%	CPI	#	28,055
JPMorgan Chase Bank, N.A.	1,000	7/29/20	2.305%	CPI	#	14,976

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Strategy	Payments received by the Strategy		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	$1,400	6/30/26	2.89%	CPI	#	$(75,845)
JPMorgan Chase Bank, N.A.	3,300	7/21/26	2.935%	CPI	#	(204,581)
JPMorgan Chase Bank, N.A.	2,400	10/3/26	2.485%	CPI	#	10,337
Morgan Stanley Capital Services Inc.	7,000	6/25/12	0.99%	CPI	#	213,159
Morgan Stanley Capital Services Inc.	1,000	5/6/13	1.95%	CPI	#	8,458
Morgan Stanley Capital Services LLC	9,000	10/27/13	1.61%	CPI	#	218,226
Morgan Stanley Capital Services LLC	22,000	10/3/14	1.53%	CPI	#	230,741
Morgan Stanley Capital Services LLC	6,000	4/5/16	2.535%	CPI	#	(88,738)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.37%	CPI	#	27,149
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.68%	CPI	#	(318,162)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI	#	(271,474)

						$(920,635)

†	An amount of $1,231,316 has been segregated to collateralize open interest rate swap agreements for the Municipal Bond Inflation Strategy Fund.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of October 31, 2011.

(b)	Illiquid security.

(c)	When-Issued or delayed delivery security.

(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2011, the Strategy held 12.7% of net assets in insured bonds (of this amount 2.8% represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFC – Passenger Facility Charge

PUD – Public Utility District

SD – School District

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $273,151,903)	$276,552,858
Affiliated issuers (cost $5,807,154)	5,807,154
Receivable for capital stock sold	2,963,989
Interest and dividends receivable	2,705,625
Unrealized appreciation on interest rate swap contracts	1,283,693
Receivable for investment securities sold	234,795
Receivable due from Adviser	49,185

Total assets	289,597,299

Liabilities
Unrealized depreciation on interest rate swap contracts	2,204,328
Payable for investment securities purchased	1,305,288
Payable for capital stock redeemed	524,709
Distribution fee payable	42,602
Transfer Agent fee payable	2,633
Accrued expenses	107,287

Total liabilities	4,186,847

Net Assets	$285,410,452

Composition of Net Assets
Capital stock, at par	$27,691
Additional paid-in capital	282,230,879
Undistributed net investment income	114,377
Accumulated net realized gain on investment transactions	557,185
Net unrealized appreciation on investments	2,480,320

$285,410,452

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$64,342,043	6,237,642	$10.32	*

C	$23,918,825	2,323,343	$10.30

Advisor	$41,923,863	4,062,280	$10.32

1	$111,857,123	10,859,740	$10.30

2	$43,368,598	4,208,409	$10.31

*	The maximum offering price per share for Class A shares was $10.64 which reflects a sales charge of 3.0%.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2011

Investment Income
Interest	$3,451,679
Dividends—Affiliated issuers	1,988	$3,453,667

Expenses
Advisory fee (see Note B)	743,259
Distribution fee—Class A	139,832
Distribution fee—Class C	163,331
Distribution fee—Class 1	44,161
Transfer agency—Class A	10,124
Transfer agency—Class C	4,169
Transfer agency—Advisor Class	5,262
Transfer agency—Class 1	9,812
Transfer agency—Class 2	3,583
Registration fees	147,336
Custodian	106,334
Administrative	75,639
Audit	44,262
Printing	40,716
Amortization of offering expenses	40,437
Legal	39,812
Directors’ fees	10,335
Miscellaneous	6,680

Total expenses	1,635,084
Less: expenses waived and reimbursed by the Adviser (see Note B)	(544,501)

Net expenses		1,090,583

Net investment income		2,363,084

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		563,350
Net change in unrealized appreciation/ depreciation of:
Investments		2,625,742
Swap contracts		(368,906)

Net gain on investment transactions		2,820,186

Net Increase in Net Assets from Operations		$5,183,270

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	January 26, 2010(a) to October, 31 2010
Increase in Net Assets from Operations
Net investment income	$2,363,084	$340,455
Net realized gain on investment transactions	563,350	122,813
Net change in unrealized appreciation/depreciation of investments	2,256,836	223,484

Net increase in net assets from operations	5,183,270	686,752
Dividends and Distributions to Shareholders from
Net investment income
Class A	(739,996)	(143,027)
Class C	(157,851)	(32,940)
Advisor Class	(459,343)	(36,724)
Class 1	(657,636)	(97)
Class 2	(282,095)	(103,484)
Net realized gain on investment transactions
Class A	(60,961)	– 0	–
Class C	(23,413)	– 0	–
Advisor Class	(24,872)	– 0	–
Class 1	(18)	– 0	–
Class 2	(10,009)	– 0	–
Capital Stock Transactions
Net increase	220,275,764	61,997,132

Total increase	223,042,840	62,367,612
Net Assets
Beginning of period	62,367,612	– 0	–

End of period (including undistributed net investment income of $114,377 and $75,828, respectively)	$285,410,452	$62,367,612

(a)	Commencement of operations.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio. The Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. This report relates only to the Municipal Bond Inflation Strategy Portfolio. The Municipal Bond Inflation Strategy Portfolio (the “Strategy”) offers Class A, Class C, Advisor Class, Class 1, and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2011:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$264,853,994		$268,665		$265,122,659
Short-Term Municipal Notes		– 0	–	4,390,000		– 0	–	4,390,000
Agencies		– 0	–	6,310,223		– 0	–	6,310,223
Short-Term Investments
Investment Companies		5,807,154		– 0	–	– 0	–	5,807,154
U.S. Treasury Bill		– 0	–	729,976		– 0	–	729,976

Total Investments in Securities		5,807,154		276,284,193		268,665		282,360,012
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	1,283,693		– 0	–	1,283,693
Liabilities:
Interest Rate Swap Contracts		– 0	–	(2,204,328)		– 0	–	(2,204,328)

Total		$5,807,154		$275,363,558		$268,665		$281,439,377

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Notes to Financial Statements

	Long-Term Municipal Bonds			Total
Balance as of 10/31/10	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		6,204			6,204
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		5,206			5,206
Purchases		157,000			157,000
Sales		– 0	–		– 0	–
Transfers in to Level 3		100,255			100,255
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 10/31/11		$268,665			$268,665

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*		$5,206			$5,206

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

Offering expenses of $169,985 had been deferred and were amortized on a straight line basis over a one year period starting from January 26, 2010 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. Effective January 26, 2010, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until January 26, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above on or before January 26, 2013, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011, after which it may be terminated by either party. For the year ended October 31, 2011, such reimbursement amounted to $468,862, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $75,639.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2011.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $0 from the sale of Class A shares and received $14,518 and $4,766 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2011.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2011 (000)	Dividend Income (000)
$ – 0 –	$125,587	$119,780	$5,807	$2

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $215,030 and $0 for Class C shares and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$223,669,321	$7,960,259
U.S. government securities	26,958,338	25,978,096

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$278,959,057

Gross unrealized appreciation	$3,932,899
Gross unrealized depreciation	(531,944)

Net unrealized appreciation	$3,400,955

1. Derivative Financial Instruments

The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2011, the Strategy held interest rate swaps for hedging purposes.

Documentation governing the Strategy’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2011, the Strategy had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such interest rate swaps amounts to $2,204,328 at October 31, 2011.

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

At October 31, 2011, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,283,693	Unrealized depreciation on interest rate swap contracts	$2,204,328

Total		$1,283,693		$2,204,328

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$	– 0	–	$(368,906)

Total		$	– 0	–	$(368,906)

For the year ended October 31, 2011, the average monthly notional amount of interest rate swaps was $107,030,769.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2011	January 26, 2010(a) to October, 31 2010	Year Ended October 31, 2011	January 26, 2010(a) to October, 31 2010

Class A
Shares sold	5,142,328	3,163,536	$52,360,160	$31,733,618

Shares issued in reinvestment of dividends and distributions	54,868	10,166	553,410	101,948

Shares redeemed	(1,753,553)	(379,703)	(17,863,298)	(3,797,745)

Net increase	3,443,643	2,793,999	$35,050,272	$28,037,821

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2011	January 26, 2010(a) to October, 31 2010		Year Ended October 31, 2011	January 26, 2010(a) to October, 31 2010

Class C
Shares sold	1,500,701	1,219,122		$15,313,770		$12,200,973

Shares issued in reinvestment of dividends and distributions	14,956	2,858		149,935		28,605

Shares redeemed	(363,624)	(50,670)		(3,648,199)		(508,193)

Net increase	1,152,033	1,171,310		$11,815,506		$11,721,385

Advisor Class
Shares sold	3,278,789	1,274,214		$33,508,137		$12,824,351

Shares issued in reinvestment of dividends and distributions	33,958	2,854		344,191		28,710

Shares redeemed	(469,384)	(58,151)		(4,799,372)		(585,135)

Net increase	2,843,363	1,218,917		$29,052,956		$12,267,926

Class 1
Shares sold	11,632,224	1,000		$119,044,000		$10,000

Shares issued in reinvestment of dividends and distributions	4,161	– 0	–	$42,866	$	– 0	–

Shares redeemed	(777,645)	– 0	–	$(8,021,647)	$	– 0	–

Net increase	10,858,740	1,000		$111,065,219		$10,000

Class 2
Shares sold	4,736,196	996,000		$48,492,929		$9,960,000

Shares issued in reinvestment of dividends and distributions	7,316	– 0	–	$73,754	$	– 0	–

Shares redeemed	(1,531,103)	– 0	–	$(15,274,872)	$	– 0	–

Net increase	3,212,409	996,000		$33,291,811		$9,960,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2011.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$233,340	$57,510
Tax-exempt income	2,182,854	258,762

Total distributions paid	$2,416,194	$316,272

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$156,242
Undistributed ordinary income	548,290
Undistributed capital gains	8,895
Unrealized appreciation/(depreciation)	2,480,320

Total accumulated earnings/(deficit)	$3,193,747	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

During the current fiscal year, permanent differences primarily due to nondeductible offering costs resulted in a net decrease in undistributed net investment income and a net increase in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.11
Net realized and unrealized gain on investment transactions	.26	.06

Net increase in net asset value from operations	.42	.17

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.08)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.19)	(.08)

Net asset value, end of period	$ 10.32	$ 10.09

Total Return
Total investment return based on net asset value(d)	4.24%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,342	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80	%(e)
Expenses, before waivers/reimbursements	1.20%	2.15	%(e)
Net investment income(b)	1.57%	1.43	%(e)
Portfolio turnover rate	26%	1%

See footnote summary on page 41.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.06
Net realized and unrealized gain on investment transactions	.25	.06

Net increase in net asset value from operations	.34	.12

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.04)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.12)	(.04)

Net asset value, end of period	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	3.45%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,919	$11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50	%(e)
Expenses, before waivers/reimbursements	1.91%	2.76	%(e)
Net investment income(b)	.87%	.78	%(e)
Portfolio turnover rate	26%	1%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.12
Net realized and unrealized gain on investment transactions	.25	.08

Net increase in net asset value from operations	.44	.20

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.22)	(.10)

Net asset value, end of period	$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(d)	4.44%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,924	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50	%(e)
Expenses, before waivers/reimbursements	.88%	1.57	%(e)
Net investment income(b)	1.85%	1.81	%(e)
Portfolio turnover rate	26%	1%

See footnote summary on page 41.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.11
Net realized and unrealized gain on investment transactions	.27	.07

Net increase in net asset value from operations	.44	.18

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.22)	(.10)

Net asset value, end of period	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	4.40%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,857	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60	%(e)
Expenses, before waivers/reimbursements	.92%	2.70	%(e)
Net investment income(b)	1.66%	1.38	%(e)
Portfolio turnover rate	26%	1%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.11
Net realized and unrealized gain on investment transactions	.28	.07

Net increase in net asset value from operations	.45	.18

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.22)	(.10)

Net asset value, end of period	$ 10.31	$ 10.08

Total Return
Total investment return based on net asset value(d)	4.54%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,368	$10,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50	%(e)
Expenses, before waivers/reimbursements	.85%	2.61	%(e)
Net investment income(b)	1.77%	1.49	%(e)
Portfolio turnover rate	26%	1%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Municipal Bond Inflation Strategy Portfolio (the “Strategy”) (one of the portfolios constituting AllianceBernstein Bond Fund, Inc.), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio of AllianceBernstein Bond Fund, Inc. at October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2011

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (Guy) B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert (Guy) B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) Adviser and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 79 (1998)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	102	None

John H. Dobkin, # 69 (1998)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 63	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Robert (Guy) B. Davidson III, 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Wayne D. Godlin 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2006.

Terrance T. Hults 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Municipal Bond Inflation Strategy (“Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/11 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Strategy
High Income	$274.4	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Municipal Bond Inflation Strategy

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $55,000 (0.17% of the Strategy’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	53

notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (04/30/11)	Fiscal Year End
Municipal Bond Inflation Strategy	Advisor Class A Class C Class 1 Class 2	0.50% 0.80% 1.50% 0.60% 0.50%	1.14% 1.44% 2.14% 1.34% 1.10%	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

5	Annualized.

54	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6 However, with respect to the Strategy, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers.7 Lipper’s analysis included the comparison of the Strategy’s contractual management fee,8, 9 estimated at the approximate current asset level of the subject Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”) and the Strategy’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	55

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Municipal Bond Inflation Strategy	0.500	0.550	4/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Municipal Bond Inflation Strategy	0.800	0.853	3/10	0.760	24/37

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2010 was negative.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year Class A share total expense ratio.

56	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $0, $74,837 and $7032 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $9,322 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	57

business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

58	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

The information below shows the 1 year performance return and rankings of the Strategy16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2011.18

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond Inflation Strategy
1 year	5.87	3.25	3.25	1/10	3/41

Set forth below are the 1 year and since inception net performance returns of the Strategy (in bold)19 versus its benchmark.20 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending July 31, 2011 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	5.72	3.92	2.53	2.13	1
Barclays Capital 1-10 yr TIPS Index	9.63	7.78	3.25	2.69	1
Inception Date: January 26, 2010

16	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper. Lipper maintains its own database that includes the Strategy’s performance returns.

17	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

20	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2011.

21	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be regarded as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	59

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

60	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

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Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

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Greater China ’97 Fund

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International Focus 40 Portfolio

International Growth Fund

Value Funds

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Core Opportunities Fund

Equity Income Fund

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Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

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Taxable Bond Funds

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Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	61

AllianceBernstein Family of Funds

NOTES

62	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	63

NOTES

64	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	65

NOTES

66	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	67

NOTES

68	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0151-1011

ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

October 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 9, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) for the annual reporting period ended October 31, 2011.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., commodities, equity securities such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies.

The Strategy expects its investments in fixed income securities to have a broad range of maturities and quality levels. The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps. The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include real estate investment trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. dollar-denominated equity or fixed income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

U.S. dollar-denominated securities, although it may hedge the exposure under certain circumstances. The Strategy may invest significantly, to the extent permitted by applicable law, in derivatives such as options, futures, forwards, swap agreements or structured notes. The Strategy intends to use leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy. The Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. The Strategy is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Commodity Producers Index (Net). The Strategy’s Class A shares underperformed its benchmark over the 12-month period ended October 31, 2011, yet outperformed over the six-month period, before sales charges. During the 12-month period, a strategic allocation to global real estate stocks was the main detractor. Security selection within that sector, as well as within natural resource stocks, also detracted from performance. A strategic allocation to commodity-linked derivatives was the largest contributor, driven primarily by tactical curve positioning strategies in commodities, with a modest offset coming from security selection within commodity futures. Tactical asset allocation and risk management strategies also contributed to relative performance, after accounting for a small negative impact from collateral management.

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

During the six-month period, security selection was the main detractor from performance, particularly in global natural resource stocks, global real estate stocks and commodity futures. This was more than offset, however, by the positive contribution from strategic allocations to global real estate stocks and commodity-linked derivatives. Relative performance was also favorably impacted by both tactical curve positioning in commodities and top-down tactical asset allocation and risk management strategies. Management of collateral underlying commodity-linked derivative positions also provided a small positive contribution to performance.

Due to both strategic and tactical asset allocation decisions, the Strategy typically exhibits a high tracking error (i.e., the volatility of the difference in the returns generated by the Strategy and the benchmark.)

The Strategy makes regular use of notional derivatives, primarily commodity-linked swaps and commodity futures, with the aim of gaining cost-effective exposure to the commodity futures markets. The swaps had a positive material impact on relative performance over both periods. Commodity futures, however, detracted from performance in both periods, representing negative security selection within the commodities portion of the Strategy. The Strategy also occasionally utilizes derivatives, such as futures and options for risk management and tactical asset allocation purposes, which contributed to performance over the six-month period, but had little impact over the 12-month period.

Market Review and Investment Strategy

Over the 12-month period ended October 31, 2011, and the past six months of the period in particular, global capital markets have faced the most volatile conditions since 2008, as markets experienced periodic bouts of flights to safety amid growing fears that the European sovereign debt crisis, worries of a hard landing in China and renewed economic weakness could push the global economy into recession. Natural resource stocks have been the hardest hit in recent months, followed closely by commodities among real assets. However, as risk assets have swung between overly optimistic to overly pessimistic as reflected in their pricing, this has provided opportunities for the Real Asset Strategy Team (the “Team”) to increase its weightings in risk assets overall and to exploit security- and sector-level opportunities. Given the macroeconomic concerns in the short-run and current asset pricing levels, the Team is close to its neutral positioning in risk assets overall and continues to look for opportunities to adjust that positioning.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI AC World Commodity Producers Index (Net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The market values of the Strategy’s holdings rise and fall from day to day, so investments may lose value.

Liquidity Risk: Liquidity risk involves the difficulty of purchasing or selling a security at an advantageous time or price. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

Real Estate Risk: The Strategy’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Commodity Risk: Commodity-linked investments may experience greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters.

Diversification Risk: Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

These risks are fully discussed in the Strategy’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Real Asset Strategy
Class 1	-12.69%	1.25%

Class 2	-12.56%	1.50%

Class A	-12.65%	1.32%

Class C	-12.98%	0.61%

Advisor Class†	-12.62%	1.55%

Class R†	-12.82%	1.03%

Class K†	-12.65%	1.33%

Class I†	-12.56%	1.53%

MSCI AC World Commodity Producers Index (Net)	-16.39%	1.87%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 3/8/10* TO 10/31/11

*	Since the Strategy’s inception on 3/8/10.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Asset Strategy’s Class A shares (from 3/8/10* to 10/31/11) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns

Class 1 Shares
1 Year	1.25%	1.25%
Since Inception*	8.21%	8.21%

Class 2 Shares
1 Year	1.50%	1.50%
Since Inception*	8.49%	8.49%

Class A Shares
1 Year	1.32%	-3.00%
Since Inception*	8.26%	5.47%

Class C Shares
1 Year	0.61%	-0.37%
Since Inception*	7.45%	7.45%

Advisor Class Shares**
1 Year	1.55%	1.55%
Since Inception*	8.47%	8.47%

Class R Shares**
1 Year	1.03%	1.03%
Since Inception*	7.95%	7.95%

Class K Shares**
1 Year	1.33%	1.33%
Since Inception*	8.26%	8.26%

Class I Shares**
1 Year	1.53%	1.53%
Since Inception*	8.51%	8.51%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 8.39%, 8.14%, 7.68%, 11.21%, 8.89%, 8.66%, 8.39% and 8.11% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.00%, 0.75%, 1.05%, 1.75%, 0.75%, 1.25%, 1.00% and 0.75% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 3/8/10.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class 1 Shares
1 Year	-3.63%
Since Inception*	1.74%

Class 2 Shares
1 Year	-3.44%
Since Inception*	1.99%

Class A Shares
1 Year	-7.78%
Since Inception*	-1.02%

Class C Shares
1 Year	-5.30%
Since Inception*	0.99%

Advisor Class Shares†
1 Year	-3.37%
Since Inception*	2.03%

Class R Shares†
1 Year	-3.91%
Since Inception*	1.49%

Class K Shares†
1 Year	-3.61%
Since Inception*	1.75%

Class I Shares†
1 Year	-3.41%
Since Inception*	2.01%

*	Inception date: 3/8/10.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011		Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$	`1,000	$873.50	$4.96	1.05%
Hypothetical**		$1,000	$1,019.80	$5.35	1.05%
Class C
Actual		$1,000	$870.20	$8.20	1.75%
Hypothetical**		$1,000	$1,016.29	$8.84	1.75%
Advisor Class
Actual		$1,000	$873.80	$3.54	0.75%
Hypothetical**		$1,000	$1,021.31	$3.82	0.75%
Class R
Actual		$1,000	$871.80	$5.90	1.25%
Hypothetical**		$1,000	$1,018.80	$6.36	1.25%
Class K
Actual		$1,000	$873.50	$4.72	1.00%
Hypothetical**		$1,000	$1,020.05	$5.09	1.00%

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$874.40	$3.54	0.75%
Hypothetical**	$1,000	$1,021.31	$3.82	0.75%
Class 1
Actual	$1,000	$873.10	$4.72	1.00%
Hypothetical**	$1,000	$1,020.05	$5.09	1.00%
Class 2
Actual	$1,000	$874.40	$3.54	0.75%
Hypothetical**	$1,000	$1,021.31	$3.82	0.75%
*	Expenses are equal to the Strategy’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $337.0

TEN LARGEST EQUITY HOLDINGS**

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$12,121,442	3.6%
Royal Dutch Shell PLC	8,291,782	2.5
Simon Property Group, Inc.	6,657,045	2.0
BP PLC	6,094,515	1.8
Petroleo Brasileiro SA	5,050,242	1.5
Chevron Corp.	4,682,078	1.4
Sun Hung Kai Properties Ltd.	4,352,622	1.3
Unibail-Rodamco SE	4,281,360	1.3
Rio Tinto PLC	4,203,485	1.2
ConocoPhillips	3,945,673	1.2
	$59,680,244	17.8%

*	All data are as of October 31, 2011. The Strategy breakdown is expressed as an approximate percentage of the Strategy’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	Long-term investments.

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Portfolio Summary and Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.2%
Energy – 22.7%
Coal & Consumable Fuels – 0.3%
Banpu PCL	50,300	$1,036,356

Integrated Oil & Gas – 17.2%
BG Group PLC	130,850	2,837,353
BP PLC	828,190	6,094,515
Chevron Corp.	44,570	4,682,078
China Petroleum & Chemical Corp. – Class H	2,478,000	2,340,368
ConocoPhillips	56,650	3,945,673
Exxon Mobil Corp.	155,224	12,121,442
Gazprom OAO (Sponsored ADR)	338,160	3,926,038
LUKOIL OAO (London) (Sponsored ADR)	39,920	2,303,384
Petroleo Brasileiro SA (ADR)	135,320	3,654,993
Petroleo Brasileiro SA (Sponsored ADR)	55,170	1,395,249
PTT PCL	104,200	1,036,917
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	174,748	6,196,498
Royal Dutch Shell PLC – Class B	58,400	2,095,284
Suncor Energy, Inc. (Toronto)	101,180	3,222,940
Total SA	38,510	2,009,345

		57,862,077

Oil & Gas Drilling – 0.9%
Seadrill Ltd.	44,440	1,472,297
Transocean Ltd./Switzerland	26,770	1,529,906

		3,002,203

Oil & Gas Equipment & Services – 0.4%
Schlumberger Ltd.	16,020	1,176,989

Oil & Gas Exploration & Production – 3.4%
Anadarko Petroleum Corp.	38,120	2,992,420
Devon Energy Corp.	30,950	2,010,203
EOG Resources, Inc.	19,610	1,753,722
Nexen, Inc. (Toronto)	66,163	1,123,792
Noble Energy, Inc.	16,150	1,442,841
Occidental Petroleum Corp.	9,510	883,859
Penn West Petroleum Ltd.	43,713	781,067
Stone Energy Corp.(a)	24,250	589,033

		11,576,937

Oil & Gas Refining & Marketing – 0.5%
Marathon Petroleum Corp.	49,985	1,794,461

		76,449,023

Equity: Other – 12.4%
Diversified/Specialty – 10.7%
American Assets Trust, Inc.	21,400	433,778
BioMed Realty Trust, Inc.	105,340	1,907,707
British Land Co. PLC	181,532	1,485,135
Dexus Property Group	1,118,834	995,271
Digital Realty Trust, Inc.	42,640	2,657,751
Dundee Real Estate Investment Trust	47,800	1,582,543

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fonciere Des Regions	8,150	$600,611
Forest City Enterprises, Inc.(a)	39,695	543,028
Hysan Development Co., Ltd.	217,199	753,791
Kerry Properties Ltd.	246,500	904,638
Land Securities Group PLC	948	10,375
Lend Lease Group	58,630	477,032
Mitsubishi Estate Co., Ltd.	101,000	1,710,639
Mitsui Fudosan Co., Ltd.	230,000	3,824,964
Overseas Union Enterprise Ltd.	317,000	581,967
Rayonier, Inc.	13,350	557,095
Soho China Ltd.	2,006,000	1,422,580
Sumitomo Realty & Development Co., Ltd.	79,000	1,637,443
Sun Hung Kai Properties Ltd.	317,000	4,352,622
Telecity Group PLC(a)	132,267	1,267,195
Tokyu Land Corp.	125,000	526,206
Unibail-Rodamco SE	21,535	4,281,360
UOL Group Ltd.	223,000	788,358
Weyerhaeuser Co.	33,800	607,724
Wharf Holdings Ltd.	300,000	1,595,773
Wheelock & Co., Ltd.	120,000	352,570

		35,858,156

Health Care – 1.4%
Health Care REIT, Inc.	35,850	1,888,936
Ventas, Inc.	50,000	2,780,500

		4,669,436

Triple Net – 0.3%
Entertainment Properties Trust	24,510	1,098,048

		41,625,640

Materials – 10.7%
Aluminum – 0.6%
Alcoa, Inc.	194,200	2,089,592

Diversified Metals & Mining – 2.7%
BHP Billiton Ltd.	18,790	735,527
BHP Billiton PLC	69,480	2,187,889
Borneo Lumbung Energi & Metal Tbk PT(a)	9,686,500	1,112,578
Exxaro Resources Ltd.	19,800	443,882
Rio Tinto Ltd.	5,400	387,688
Rio Tinto PLC	77,700	4,203,485

		9,071,049

Fertilizers & Agricultural Chemicals – 1.0%
Agrium, Inc. (Toronto)	10,800	890,438
Monsanto Co.	22,900	1,665,975
Potash Corp. of Saskatchewan, Inc.	17,470	826,855

		3,383,268

Gold – 2.3%
Goldcorp, Inc.	50,470	2,455,776
IAMGOLD Corp.	77,700	1,670,540
Kinross Gold Corp.	121,920	1,738,132

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Koza Altin Isletmeleri AS	66,246	$908,429
New Gold, Inc.(a)	58,700	727,309
Real Gold Mining Ltd.	124,500	95,561

		7,595,747

Paper Products – 0.2%
Mondi PLC(b)	105,600	803,158

Specialty Chemicals – 0.7%
Koninklijke DSM NV	23,660	1,210,726
LyondellBasell Industries NV	36,010	1,183,289

		2,394,015

Steel – 3.2%
ArcelorMittal (Euronext Amsterdam)	102,780	2,130,940
Commercial Metals Co.	99,620	1,238,277
JFE Holdings, Inc.	105,600	2,009,838
OneSteel Ltd.	831,347	1,057,287
ThyssenKrupp AG	51,130	1,464,801
Vale SA (Sponsored ADR) (Local Preference Shares)	120,020	2,832,472

		10,733,615

		36,070,444

Retail – 6.5%
Regional Mall – 4.3%
CapitaMall Trust	780,000	1,158,906
CFS Retail Property Trust	665,200	1,268,066
General Growth Properties, Inc.	131,740	1,936,578
Glimcher Realty Trust	140,173	1,283,985
Multiplan Empreendimentos Imobiliarios SA	40,500	819,035
Simon Property Group, Inc.	51,830	6,657,045
Westfield Group	199,025	1,602,227

		14,725,842

Shopping Center/Other Retail – 2.2%
Corio NV	10,420	529,527
Excel Trust, Inc.	52,520	551,985
Hammerson PLC	202,260	1,321,385
Klepierre	28,250	880,543
Link REIT (The)	567,664	1,949,495
Tanger Factory Outlet Centers	30,030	845,645
Weingarten Realty Investors	54,753	1,270,817

		7,349,397

		22,075,239

Residential – 5.1%
Multi-Family – 2.6%
BRE Properties, Inc.	10,500	526,260
Camden Property Trust	8,325	504,828
Colonial Properties Trust	27,450	556,686
Essex Property Trust, Inc.	11,050	1,577,498
GSW Immobilien AG(a)	28,216	916,710
Mid-America Apartment Communities, Inc.	16,225	1,012,440

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

PDG Realty SA Empreendimentos e Participacoes	98,400	$433,869
Post Properties, Inc.	27,350	1,123,538
Rossi Residencial SA	126,000	796,284
Stockland	402,370	1,328,708

		8,776,821

Self Storage – 1.9%
Big Yellow Group PLC	307,509	1,291,301
Extra Space Storage, Inc.	60,850	1,370,950
Public Storage	21,855	2,820,388
Sovran Self Storage, Inc.	17,810	787,202

		6,269,841

Student Housing – 0.6%
American Campus Communities, Inc.	56,300	2,191,759

		17,238,421

Office – 3.9%
Office – 3.9%
Allied Properties Real Estate Investment Trust	21,100	511,861
Boston Properties, Inc.	25,140	2,488,609
Castellum AB	85,930	1,163,308
Cominar Real Estate Investment Trust	45,987	1,041,311
Douglas Emmett, Inc.	99,450	1,939,275
Duke Realty Corp.	111,600	1,370,448
Great Portland Estates PLC	225,800	1,349,847
Hongkong Land Holdings Ltd.	119,000	625,349
Hufvudstaden AB – Class A	48,787	529,289
Kilroy Realty Corp.	25,853	948,547
SL Green Realty Corp.	15,964	1,101,356

		13,069,200

Lodging – 2.0%
Lodging – 2.0%
Ashford Hospitality Trust, Inc.	149,137	1,327,320
Great Eagle Holdings Ltd.	348,000	767,585
Host Hotels & Resorts, Inc.	15,930	227,321
InnVest Real Estate Investment Trust	86,314	356,773
Intercontinental Hotels Group PLC	76,100	1,404,505
LaSalle Hotel Properties	35,690	853,348
Pebblebrook Hotel Trust	16,600	315,898
RLJ Lodging Trust	34,071	504,932
Wyndham Worldwide Corp.	30,500	1,026,935

		6,784,617

Food Beverage & Tobacco – 1.0%
Agricultural Products – 0.6%
Bunge Ltd.	34,850	2,152,685

Packaged Foods & Meats – 0.4%
Tyson Foods, Inc. – Class A	61,520	1,187,336

		3,340,021

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 0.9%
Industrial Warehouse Distribution – 0.4%
Ascendas Real Estate Investment Trust	123,000	$200,114
EastGroup Properties, Inc.	18,920	825,101
Global Logistic Properties Ltd.(a)	376,000	523,516

		1,548,731

Mixed Office Industrial – 0.5%
Goodman Group	2,453,930	1,594,664

		3,143,395

Total Common Stocks (cost $225,715,694)		219,796,000

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 32.1%
United States – 32.1%
U.S. Treasury Inflation Index
0.625%, 4/15/13 (TIPS)	$10,932	11,192,161
1.25%, 4/15/14 (TIPS)	12,143	12,855,349
1.875%, 7/15/13 (TIPS)	15,392	16,221,032
2.00%, 4/15/12 (TIPS)(d)	13,822	13,956,259
3.00%, 7/15/12 (TIPS)(d)	20,657	21,262,085
3.375%, 1/15/12 (TIPS)(c)(d)	32,267	32,473,955

Total Inflation-Linked Securities (cost $107,885,903)		107,960,841

	Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Aluminum HG Futures Expiration: Dec 2011, Exercise Price: $2,300.00(a)(e)	105	329,533
Copper London Metal Exchange Futures Expiration: Dec 2011, Exercise Price: $8,000.00(a)(e)	30	316,209
S+P 500 Index Futures Expiration: Jan 2012, Exercise Price: $1,100.00(a)(f)	51	109,140

Total Options Purchased - Puts (cost $545,552)		754,882

	Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(g) (cost $2,944,283)	2,944,283	2,944,283

Total Investments – 98.4% (cost $337,091,432)		331,456,006
Other assets less liabilities – 1.6%		5,554,160

Net Assets – 100.0%		$337,010,166

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	11	November 2011	$709,029	$605,620	$(103,409)
Copper London Metal Exchange Futures	7	November 2011	1,250,292	1,397,550	147,258
Corn Futures	63	December 2011	2,214,077	2,038,050	(176,027)
Gasoline RBOB Futures	6	January 2012	639,073	653,965	14,892
Lean Hogs Futures	19	December 2011	660,331	664,810	4,479
Lean Hogs Futures	17	February 2012	614,447	614,380	(67)
Live Cattle Futures	42	December 2011	2,029,960	1,992,480	(37,480)
Live Cattle Futures	39	February 2012	1,946,168	1,893,450	(52,718)
Natural Gas Futures	6	December 2011	252,238	243,360	(8,878)
Nickel Futures	3	November 2011	433,506	352,062	(81,444)
Platinum Futures	77	January 2012	6,747,129	6,189,260	(557,869)
Sugar 11 Futures	12	March 2012	377,530	346,349	(31,181)

Sold Contracts
Aluminum HG Futures	11	November 2011	653,667	605,618	48,049
Coffee C Futures	11	December 2011	956,630	936,169	20,461
Copper London Metal Exchange Futures	7	November 2011	1,568,181	1,397,550	170,631
Copper London Metal Exchange Futures	14	December 2011	2,504,020	2,797,550	(293,530)
Gold 100 OZ Futures	29	December 2011	4,896,464	5,003,080	(106,616)
Nickel Futures	3	November 2011	391,230	352,062	39,168
Soybean Oil Futures	6	January 2012	178,506	185,148	(6,642)
Wheat Futures	93	December 2011	3,523,551	2,921,363	602,188

					$(408,735)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Euro settling 12/15/11	546	$727,370	$755,221	$27,851
Great British Pound settling 12/15/11	1,157	1,807,951	1,859,508	51,557
Hong Kong Dollar settling 12/15/11	11,949	1,536,193	1,538,464	2,271
Japanese Yen settling 12/15/11	106,947	1,400,361	1,369,082	(31,279)

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Citibank N.A.:
Japanese Yen settling 12/15/11	84,273	$1,098,950	$1,078,821	$(20,129)
South African Rand settling 11/18/11	21,408	2,731,497	2,691,311	(40,186)
Credit Suisse London Branch (GFX):
Euro settling 12/15/11	4,760	6,757,519	6,583,968	(173,551)
Deutsche Bank AG London:
Brazilian Real settling 11/18/11	1,885	1,061,792	1,093,864	32,072
Great British Pound settling 12/15/11	682	1,099,793	1,096,097	(3,696)
Mexican Nuevo Peso settling 11/18/11	10,500	777,559	786,781	9,222
Morgan Stanley and Co., Inc.:
Euro settling 12/15/11	935	1,344,408	1,293,279	(51,129)
Great British Pound settling 12/15/11	1,482	2,444,263	2,381,842	(62,421)
Royal Bank of Scotland PLC:
Canadian Dollar settling 12/15/11	1,191	1,199,154	1,193,683	(5,471)
Chinese Yuan Renminbi settling 12/15/11	68,075	10,730,612	10,713,951	(16,661)
Great British Pound settling 12/15/11	510	806,667	819,662	12,995
Standard Chartered Bank:
Chinese Yuan Renminbi settling 12/15/11	23,843	3,737,147	3,752,518	15,371
Chinese Yuan Renminbi settling 12/15/11	5,296	832,573	833,508	935
Malaysian Ringgit settling 11/18/11	2,611	836,725	850,245	13,520
South Korean Won settling 11/18/11	931,615	805,025	839,646	34,621
State Street Bank and Trust Co.:
Australian Dollar settling 12/15/11	6,640	6,837,872	6,961,608	123,736
Japanese Yen settling 12/15/11	204,423	2,610,600	2,616,922	6,322
Norwegian Krone settling 12/15/11	5,819	1,053,102	1,042,630	(10,472)
Singapore Dollar settling 12/15/11	2,598	2,132,357	2,070,460	(61,897)
Swedish Krona settling 12/15/11	4,738	728,134	725,313	(2,821)
Swiss Franc settling 12/15/11	1,550	2,029,141	1,767,009	(262,132)
UBS AG:
Chinese Yuan Renminbi settling 12/15/11	5,883	924,056	925,893	1,837
Westpac Banking Corp.:
Canadian Dollar settling 12/15/11	894	847,719	896,014	48,295

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC Wholesale:
Chinese Yuan Renminbi settling 12/15/11	10,135	$1,584,336	$1,595,091	$(10,755)
Russian Rubles settling 11/18/11	30,330	976,026	997,187	(21,161)
Citibank N.A.:
Canadian Dollar settling 12/15/11	1,383	1,315,827	1,386,115	(70,288)
Euro settling 12/15/11	859	1,219,144	1,188,157	30,987
Euro settling 12/15/11	2,471	3,371,680	3,417,854	(46,174)
Japanese Yen settling 12/15/11	69,889	911,157	894,685	16,472
Russian Rubles settling 11/18/11	32,038	1,023,327	1,053,343	(30,016)
Credit Suisse London Branch (GFX):
Great British Pound settling 12/15/11	1,706	2,819,199	2,741,850	77,349
Japanese Yen settling 12/15/11	89,581	1,160,045	1,146,771	13,274
Deutsche Bank AG London:
Canadian Dollar settling 12/15/11	1,019	994,317	1,021,295	(26,978)
Great British Pound settling 12/15/11	541	851,326	869,485	(18,159)
Swedish Krona settling 12/15/11	4,738	719,222	725,313	(6,091)
Goldman Sachs International:
Brazilian Real settling 11/18/11	3,844	2,175,439	2,230,671	(55,232)
Euro settling 12/15/11	1,192	1,576,492	1,648,759	(72,267)
Morgan Stanley and Co., Inc.:
Australian Dollar settling 12/15/11	6,640	6,934,916	6,961,609	(26,693)
Euro settling 12/15/11	651	921,744	900,454	21,290
Royal Bank of Canada:
Euro settling 12/15/11	659	904,036	911,520	(7,484)
Royal Bank of Scotland PLC:
Norwegian Krone settling 12/15/11	5,819	1,067,060	1,042,630	24,430
Standard Chartered Bank:
Canadian Dollar settling 12/15/11	7,272	7,363,864	7,288,381	75,483
Euro settling 12/15/11	4,194	5,727,243	5,801,085	(73,842)
Singapore Dollar settling 12/15/11	968	757,742	771,442	(13,700)
State Street Bank and Trust Co.:
Australian Dollar settling 12/15/11	1,237	1,298,726	1,296,914	1,812
Australian Dollar settling 12/15/11	805	840,814	843,990	(3,176)
Euro settling 12/15/11	5,134	7,260,914	7,101,280	159,634
Euro settling 12/15/11	814	1,109,588	1,125,914	(16,326)
Great British Pound settling 12/15/11	885	1,441,408	1,422,355	19,053
Great British Pound settling 12/15/11	724	1,154,353	1,163,599	(9,246)
Great British Pound settling 12/15/11	791	1,237,646	1,271,280	(33,634)
Hong Kong Dollar settling 12/15/11	11,949	1,532,110	1,538,464	(6,354)
Japanese Yen settling 12/15/11	97,084	1,263,605	1,242,822	20,783
Thailand Baht settling 11/18/11	27,621	893,074	896,999	(3,925)

				$(452,174)

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones- UBS 3 Month Forward Grains Excess Return Commodity Index	27,969	0.30%	$2,901	12/15/11	Citibank, N.A.	$(16,643)
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	11,576	0.20	3,628	11/15/11	Citibank, N.A.	57,131
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	208,565	0.20	65,368	12/15/11	Citibank, N.A.	1,029,336
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	11,291	0.20	3,450	12/15/11	Citibank, N.A.	144,528
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	7,688	0.20	2,410	12/15/11	Citibank, N.A.	37,943
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	7,133	0.20	2,236	12/15/11	Citibank, N.A.	35,204
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	4,221	0.20	1,323	12/15/11	Citibank, N.A.	20,832

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	3,213	0.20%	$1,007	12/15/11	Citibank, N.A.	$15,868
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	2,820	0.20	884	12/15/11	Citibank, N.A.	13,382
Receive	Dow Jones- UBS Commodity Index 2 Month Forward	2,674	0.20	838	12/15/11	Citibank, N.A.	13,197
Receive	Dow Jones- UBS Commodity Index	65,283	0.13	9,607	12/15/11	JPMorgan Chase Bank, N.A.	151,110
Receive	Dow Jones- UBS Commodity Index	41,044	0.13	6,043	12/15/11	JPMorgan Chase Bank, N.A.	91,988
Receive	Dow Jones- UBS Commodity Index	4,404	0.13	648	12/15/11	JPMorgan Chase Bank, N.A.	10,194

							$1,604,070

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts(e)	Exercise Price	Expiration Month	U.S. $ Value
CopperLondon Metal Exchange Futures	30	8,000.00	December 2011	$316,209
Aluminum HG Futures	105	2,300.00	December 2011	329,533

(premium received $1,239,997)				$645,742

(a)	Non-income producing security.

(b)	When-Issued or delayed delivery security.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $2,222,435.

(d)	Position, or a portion thereof, has been segregated to collateralize total return swaps. The aggregate market value of these securities amounted to $6,261,909.

(e)	One contract relates to 25 shares.

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $334,147,149)	$328,511,723
Affiliated issuers (cost $2,944,283)	2,944,283 (a)
Cash	2,090,481
Foreign currencies, at value (cost $830,519)	829,656
Receivable for investment securities sold and foreign currency transactions	11,747,841
Receivable for capital stock sold	2,929,301
Unrealized appreciation on total return swap contracts	1,620,713
Interest and dividends receivable	891,177
Unrealized appreciation of forward currency exchange contracts	841,172
Receivable due from Adviser	26,727
Receivable for variation margin on futures contracts	24,067

Total assets	352,457,141

Liabilities
Options written, at value (premium received $1,239,997)	645,742
Payable for investment securities purchased and foreign currency transactions	10,631,775
Collateral received from broker	2,140,000
Unrealized depreciation of forward currency exchange contracts	1,293,346
Payable for capital stock redeemed	487,010
Distribution fee payable	62,715
Unrealized depreciation on total return swap contracts	16,643
Transfer Agent fee payable	8,236
Accrued expenses and other liabilities	161,508

Total liabilities	15,446,975

Net Assets	$337,010,166

Composition of Net Assets
Capital stock, at par	$305,557
Additional paid-in capital	350,781,782
Undistributed net investment income	1,120,945
Accumulated net realized loss on investment and foreign currency transactions	(10,874,174)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(4,323,944)

$337,010,166

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$70,081,196	6,343,769	$11.05	*

C	$17,413,853	1,593,554	$10.93

Advisor	$50,794,859	4,582,544	$11.08

R	$11,341	1,029	$11.02

K	$128,389	11,621	$11.05

I	$15,850,073	1,431,460	$11.07

1	$182,719,382	16,590,716	$11.01

2	$11,073	1,000	$11.07

*	The maximum offering price per share for Class A shares was $11.54 which reflects a sales charge of 4.25%.

(a)	Includes investment of cash collateral of $2,140,000 received from broker for total return swap contracts.

See notes to consolidated financial statements.

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $131,222)	$2,562,163
Affiliated issuers	3,433
Interest	1,308,879	$3,874,475

Expenses
Management fee (see Note B)	1,204,973
Distribution fee—Class A	115,785
Distribution fee—Class C	96,327
Distribution fee—Class R	58
Distribution fee—Class K	106
Distribution fee—Class 1	192,499
Transfer agency—Class A	20,187
Transfer agency—Class C	5,060
Transfer agency—Advisor Class	13,551
Transfer agency—Class R	9
Transfer agency—Class K	65
Transfer agency—Class I	1,375
Transfer agency—Class 1	25,852
Transfer agency—Class 2	2,366
Custodian	237,163
Registration fees	199,225
Amortization of offering expenses	163,994
Administrative	72,866
Audit	68,804
Legal	61,121
Printing	57,382
Directors’ fees	10,932
Miscellaneous	20,769

Total expenses	2,570,469
Less: expenses waived and reimbursed by the Adviser (see Note B)	(960,721)

Net expenses		1,609,748

Net investment income		2,264,727

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(11,218,947	)(a)
Futures contracts		(623,320)
Swap contracts		(9,561,354)
Foreign currency transactions		(392,089)
Net change in unrealized appreciation/depreciation of:
Investments		(6,659,973	)(b)
Futures contracts		(375,074)
Options written		594,255
Swap contracts		1,558,565
Foreign currency denominated assets and liabilities		(477,844)

Net loss on investment and foreign currency transactions		(27,155,781)

Net Decrease in Net Assets from Operations		$(24,891,054)

(a)	Net of foreign capital gains taxes of $421.

(b)	Net of increase in accrued foreign capital gains taxes of $57.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,264,727	$134,727
Net realized gain (loss) on investment and foreign currency transactions	(21,795,710)	262,604
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,360,071)	1,036,127
Contributions from Adviser (see Note B)	– 0	–	289

Net increase (decrease) in net assets from operations	(24,891,054)	1,433,747
Dividends to Shareholders from
Net investment income
Class A	(92,210)	– 0	–
Class C	(20,530)	– 0	–
Advisor Class	(45,116)	– 0	–
Class R	(328)	– 0	–
Class K	(351)	– 0	–
Class I	(374)	– 0	–
Class 1	(35,343)	– 0	–
Class 2	(367,410)	– 0	–
Capital Stock Transactions
Net increase	348,866,052	12,163,083

Total increase	323,413,336	13,596,830
Net Assets
Beginning of period	13,596,830	– 0	–

End of period (including undistributed net investment income of $1,120,945 and $205,073, respectively)	$337,010,166	$13,596,830

(a)	Commencement of operations.

See notes to consolidated financial statements.

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (the “Strategy”). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy commenced operations on January 26, 2010. As part of the Strategy’s investment strategy, the Strategy seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Strategy and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Strategy is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2011, net assets of the Strategy were $337,010,166, of which $53,795,200, or approximately 16%, represented the Strategy’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Real Asset Strategy and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Strategy offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Notes to Consolidated Financial Statements

consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2011:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Energy	$52,802,387		$22,609,719		$1,036,917		$76,449,023
Equity:Other	14,057,110		27,568,530		– 0	–	41,625,640
Materials	18,322,645		17,747,799		– 0	–	36,070,444
Retail	13,365,090		8,710,149		– 0	–	22,075,239
Residential	13,701,702		3,536,719		– 0	–	17,238,421
Office	9,401,407		3,667,793		– 0	–	13,069,200
Lodging	4,612,527		2,172,090		– 0	–	6,784,617
Food Beverage & Tobacco	3,340,021		– 0	–	– 0	–	3,340,021
Industrials	825,101		2,318,294		– 0	–	3,143,395
Inflation-Linked Securities	– 0	–	107,960,841		– 0	–	107,960,841
Options Purchased – Puts	– 0	–	754,882		– 0	–	754,882
Short-Term Investments	2,944,283		– 0	–	– 0	–	2,944,283

Total Investments in Securities	133,372,273		197,046,816	+	1,036,917		331,456,006

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3		Total
Other Financial Instruments*:
Assets:
Futures Contracts	1,047,126		– 0	–	– 0	–	1,047,126 #
Forward Currency Exchange Contracts	– 0	–	841,172		– 0	–	841,172
Total Return Swap Contracts	– 0	–	1,620,713		– 0	–	1,620,713
Liabilities:
Futures Contracts	(1,455,861)		– 0	–	– 0	–	(1,455,861)#
Forward Currency Exchange Contracts	– 0	–	(1,293,346)		– 0	–	(1,293,346)
Total Return Swap Contracts	– 0	–	(16,643)		– 0	–	(16,643)
Put Options Written	– 0	–	(645,742)		– 0	–	(645,742)

Total	$132,963,538		$197,552,970		$1,036,917		$331,553,425

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Energy		Warrants			Total
Balance as of 10/31/10	$15,160			$33,191		$48,351
Accrued discounts/(premiums)	– 0	–		(43)		(43)
Realized gain (loss)	1,721			(388,743)		(387,022)
Change in unrealized appreciation/depreciation	(147,720)			(294)		(148,014)
Purchases	1,193,742			1,342,442		2,536,184
Sales	(25,986)			(986,553)		(1,012,539)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/11	$1,036,917		$	– 0	–	$1,036,917

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*	$(147,720)		$	– 0	–	$(147,720)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Strategy as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Strategy as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Notes to Consolidated Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $337,025 have been deferred and are being amortized on a straight line basis over a one year period starting from March 8, 2010 (commencement of operations).

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .75% of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until March 8, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Strategy on or before March 8, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before March 1, 2012, after which it may be

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

terminated by either party. For the year ended October 31, 2011, the amount of such fees waived was $887,855, that is subject to repayment, not to exceed the amount of offering expenses.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the year ended October 31, 2010, the Adviser reimbursed the Strategy $289 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2011, the Adviser voluntarily waived such fee in the amount of $72,866.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $29,579 for the year ended October 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $46,956 from the sale of Class A shares and received $0 and $2,017 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2011.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2011 (000)	Dividend Income (000)
$ 323	$106,115	$103,494	$2,944	$3

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Notes to Consolidated Financial Statements

Brokerage commissions paid on investment transactions for the year ended October 31, 2011 amounted to $320,171, of which $0 and $2,181, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares , .25% of the Strategy’s average daily net assets attributable to Class K shares and .25% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $166,003, $13,871, $13,971 and $646,963 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$328,825,150	$100,259,335
U.S. government securities	194,975,721	89,850,272

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and swap transactions) are as follows:

Cost	$350,365,792

Gross unrealized appreciation	$163,855
Gross unrealized depreciation	(17,019,814)

Net unrealized depreciation	$(16,855,959)

1. Derivative Financial Instruments

The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategy may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Notes to Consolidated Financial Statements

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2011, the Strategy held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the year ended October 31, 2011, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Strategy may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2011, the Strategy held options for hedging and non-hedging purposes.

For the year ended October 31, 2011, the Strategy had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/10	– 0	–	$	– 0	–
Options written	135			1,239,997
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/11	135			$1,239,997

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the consolidated statement of operations.

Total Return Swaps:

The Strategy may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2011, the Strategy held total return swaps for hedging and non-hedging purposes.

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Documentation governing the Strategy’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2011, the Strategy had total return swap contracts in liability positions with net asset contingent features. The fair value of such total return swaps amounted to $16,643 at October 31, 2011.

At October 31, 2011, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$841,172	Unrealized depreciation of forward currency exchange contracts	$1,293,346

Commodity contracts			Receivable/Payable for variation margin on futures contracts	408,735	*

Commodity contracts			Options written, at value	645,742

Commodity contracts	Investments in securities, at value	645,742

Equity contracts	Investments in securities, at value	109,140

Equity contracts	Unrealized appreciation on total return swap contracts	1,620,713	Unrealized depreciation on total return swap contracts	16,643

Total		$3,216,767		$2,364,466

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(205,953)		$(452,174)

Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(973,259)		(375,074)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	349,939		– 0	–

Commodity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	594,255

Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	153,798		263,544

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(152,080)		(54,214)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(9,561,354)		1,558,565

Total		$(10,388,909)		$1,534,902

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

For the year ended October 31, 2011, the average monthly original value of futures contracts was $15,291,017, the average monthly cost of purchased options contracts was $314,700, and the average monthly notional amount of total return swaps was $48,306,666. For eight months of the year, the average monthly principal amount of foreign currency exchange contracts was $39,637,291.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010		Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Class A
Shares sold	7,572,792	99,826		$89,862,351	$1,054,527

Shares issued in reinvestment of dividends	6,878	– 0	–	76,413	– 0	–

Shares redeemed	(1,335,679)	(48)		(14,766,683)	(538)

Net increase	6,243,991	99,778		$75,172,081	$1,053,989

Class C
Shares sold	1,706,584	24,974		$20,345,953	$250,712

Shares issued in reinvestment of dividends	1,493	– 0	–	16,512	– 0	–

Shares redeemed	(139,497)	– 0	–	(1,576,503)	– 0	–

Net increase	1,568,580	24,974		$18,785,962	$250,712

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Notes to Consolidated Financial Statements

	Shares			Amount
	Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010		Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010
Advisor Class
Shares sold	5,812,158	85,510		$69,445,733		$888,382

Shares issued in reinvestment of dividends	1,871	– 0	–	20,804		– 0	–

Shares redeemed	(1,316,995)	– 0	–	(14,466,357)		– 0	–

Net increase	4,497,034	85,510		$55,000,180		$888,382

Class R
Shares sold	29	1,000		$317		$10,000

Net increase	29	1,000		$317		$10,000

Class K
Shares sold	10,805	1,000		$126,879		$10,000

Shares redeemed	(184)	– 0	–	(1,956)		– 0	–

Net increase	10,621	1,000		$124,923		$10,000

Class I
Shares sold	1,430,460	1,000		$16,124,567		$10,000

Net increase	1,430,460	1,000		$16,124,567		$10,000

Class 1
Shares sold	17,974,641	1,000		$211,154,367		$10,000

Shares issued in reinvestment of dividends	3,044	– 0	–	$33,729	$	– 0	–

Shares redeemed	(1,387,969)	– 0	–	$(15,327,431)	$	– 0	–

Net increase	16,589,716	1,000		$195,860,665		$10,000

Class 2
Shares sold	341,297	993,000		$4,000,000		$9,930,000

Shares redeemed	(1,333,297)	– 0	–	$(16,202,643)	$	– 0	–

Net increase (decrease)	(992,000)	993,000		$(12,202,643)		$9,930,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Notes to Consolidated Financial Statements

Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$561,662	$	– 0	–

Total distributions paid	$561,662	$	– 0	–

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,316,389
Accumulated capital and other losses	(8,328,228	)(a)
Unrealized appreciation/(depreciation)	(16,855,959	)(b)

Total accumulated earnings/(deficit)	$(23,867,798)

(a)

On October 31, 2011, the Strategy had a net capital loss carryforward of $8,328,228 of which $8,227 expires in the year 2018 and $8,320,001 expires in the year 2019. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, foreign currency reclassification, the book/tax

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

differences associated with the treatment of earnings from the Subsidiary, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.21
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	.15	1.25

Less: Dividends
Dividends from net investment income	(.35)	– 0	–

Net asset value, end of period	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	1.32%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,081	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05	%(f)(g)
Expenses, before waivers/reimbursements	1.61%	7.68	%(f)(g)
Net investment income(c)	1.44%	.80	%(f)(g)
Portfolio turnover rate	120%	42%

See footnote summary on page 53.

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.19	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.15
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	.07	1.19

Less: Dividends
Dividends from net investment income	(.33)	– 0	–

Net asset value, end of period	$ 10.93	$ 11.19

Total Return
Total investment return based on net asset value(e)	.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,414	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75	%(f)(g)
Expenses, before waivers/reimbursements	2.31%	11.21	%(f)(g)
Net investment income(c)	.73%	.65	%(f)(g)
Portfolio turnover rate	120%	42%

See footnote summary on page 53.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.18
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	.18	1.26

Less: Dividends
Dividends from net investment income	(.36)	– 0	–

Net asset value, end of period	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(e)	1.55%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,795	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	1.29%	8.89	%(f)(g)
Net investment income(c)	1.69%	1.46	%(f)(g)
Portfolio turnover rate	120%	42%

See footnote summary on page 53.

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	1.13
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	.12	1.23

Less: Dividends
Dividends from net investment income	(.33)	– 0	–

Net asset value, end of period	$ 11.02	$ 11.23

Total Return
Total investment return based on net asset value(e)	1.03%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25	%(f)(g)
Expenses, before waivers/reimbursements	2.87%	8.66	%(f)(g)
Net investment income(c)	1.39%	1.50	%(f)(g)
Portfolio turnover rate	120%	42%

See footnote summary on page 53.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31, 2011		March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.25		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15		.12
Net realized and unrealized gain on investment and foreign currency transactions	– 0	–	1.13
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	.15		1.25

Less: Dividends
Dividends from net investment income	(.35)		– 0	–

Net asset value, end of period	$ 11.05		$ 11.25

Total Return
Total investment return based on net asset value(e)	1.33%		12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$128		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%		1.00	%(f)(g)
Expenses, before waivers/reimbursements	1.91%		8.39	%(f)(g)
Net investment income(c)	1.38%		1.76	%(f)(g)
Portfolio turnover rate	120%		42%

See footnote summary on page 53.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.13
Net realized and unrealized gain on investment and foreign currency transactions	.02	(h)	1.14
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	.17	1.27

Less: Dividends
Dividends from net investment income	(.37)	– 0	–

Net asset value, end of period	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	1.53%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,850	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	1.38%	8.11	%(f)(g)
Net investment income(c)	1.42%	1.99	%(f)(g)
Portfolio turnover rate	120%	42%

See footnote summary on page 53.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.13
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	.14	1.25

Less: Dividends
Dividends from net investment income	(.38)	– 0	–

Net asset value, end of period	$ 11.01	$ 11.25

Total Return
Total investment return based on net asset value(e)	1.25%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182,720	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00	%(f)(g)
Expenses, before waivers/reimbursements	1.47%	8.39	%(f)(g)
Net investment income(c)	1.40%	1.78	%(f)(g)
Portfolio turnover rate	120%	42%

See footnote summary on page 53.

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.13
Net realized and unrealized gain on investment and foreign currency transactions	.03	(h)	1.14
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	.17	1.27

Less: Dividends
Dividends from net investment income	(.37)	– 0	–

Net asset value, end of period	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	1.50%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	3.72%	8.14	%(f)(g)
Net investment income(c)	1.19%	2.01	%(f)(g)
Portfolio turnover rate	120%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Annualized.

(h)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Real Asset Strategy Portfolio

We have audited the accompanying consolidated statement of assets and liabilities of AllianceBernstein Real Asset Strategy Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc.) (the “Strategy”), formerly known as AllianceBernstein Multi Asset Inflation Strategy Portfolio, including the consolidated portfolio of investments, as of October 31, 2011, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the financial highlights for the year then ended and the period March 8, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AllianceBernstein Real Asset Strategy Portfolio of AllianceBernstein Bond Fund, Inc. at October 31, 2011, the consolidated results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period March 8, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2011

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2011. For corporate shareholders, 6.32% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 6.74% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2011, the Strategy designates $1,041,927 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Drew W. Demakis(2), Vice President Joshua B. Lisser(2), Vice President Teresa Marziano(2), Vice President	Jonathan E. Ruff(2), Vice President Greg J. Wilensky(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust

Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Real Asset Strategy Team. Ms. Teresa Marziano and Messrs. Drew W. Demakis, Joshua B. Lisser, Jonathan E. Ruff and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas NewYork, New York 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 79 (1998)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	102	None

John H. Dobkin, # 69 (1998)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Drew W. Demakis 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Joshua B. Lisser 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Teresa Marziano 57	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Jonathan E. Ruff 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Greg J. Wilensky 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Real Asset Strategy (the “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and presented to the Board of Directors on November 1-3, 2011.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Strategy	Net Assets 09/30/11 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Real Asset Strategy	$296.1	75 bp (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $60,000 (0.57% of the Strategy’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4] (04/30/11)		Fiscal Year End
Real Asset Strategy	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.75 1.05 1.75 1.25 1.00 0.75 1.00 0.75	% % % % % % % %	2.55 2.71 3.50 4.14 3.88 3.61 2.36 3.79	% % % % % % % %	October 31

3	Jones v. Harris at 1427.

4	Annualized.

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.5 In addition to the AllianceBernstein

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2011 net assets.6

Strategy	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Real Asset Strategy	$296.1	Real Asset Strategy Schedule 75 bp on 1st $150 million 60 bp on next $150 million 50 bp on the balance Minimum Acct Size: $150 million	0.530%	0.750%

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers.7 Lipper’s analysis included the comparison of the Strategy’s contractual management fee,8,9 estimated at the approximate current asset level of the subject Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”) and the Strategy’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

(size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Real Asset Strategy	0.750	1.000	2/9

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Asset Strategy	1.050	1.468	1/9	1.279	5/26

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2010 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $628, $1,160 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.
AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $9,082 in fees from the Strategy.

The Strategy effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategy’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategy is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,11 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

11	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

12	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	69

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 year performance return and rankings of the Strategy15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended July 31, 2011.17

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Asset Strategy
1 year	24.97	22.51	13.77	2/9	2/44

Set forth below are the 1 year and since inception net performance returns of the Strategy (in bold)18 versus its benchmark.19 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending July 31, 2011 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Real Asset Strategy	24.97	16.29	13.49	1.65	1
MSCI AC World Commodity Producers Index	27.23	12.11	16.09	1.58	1
Inception Date: March 8, 2010

15	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper. Lipper maintains its own database that includes the Strategy’s performance returns.

16	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

19	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2011.

20	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be regarded as better performing than a strategy with a lower Sharpe Ratio.

70	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	71

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

72	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	73

NOTES

74	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	75

NOTES

76	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0151-1011

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Intermediate Bond	2010	$44,500	$—	$11,924
	2011	$44,500	$295	$12,844
AB Bond Inflation Strategy	2010	$33,375	$—	$11,089
	2011	$40,500	$295	$12,843
AB Municipal Bond Inflation Strategy	2010	$23,468	$—	$11,089
	2011	$31,290	$295	$12,466
AB Real Asset Strategy	2010	$26,250		$20,742
	2011	$42,000	$295	$32,159

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Intermediate Bond	2010	$704,104	$139,639
			$(127,715)
			$(11,924)

	2011	$688,805	$13,139
			$(295)
			$(12,844)

AB Bond Inflation Strategy	2010	$575,554	$11,089
			$—
			$(11,089)

	2011	$688,804	$13,138
			$(295)
			$(12,843)

AB Municipal Bond Inflation Strategy	2010	$575,554	$11,089
			$—
			$(11,089)

	2011	$688,427	$12,761
			$(295)
			$(12,466)

AB Real Asset Strategy	2010	$585,207	$20,742
			$—
			$(20,742)

	2011	$708,120	$32,454
			$(295)
			$(32,159)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President
Date:	December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President
Date:	December 22, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer
Date:	December 22, 2011